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                              NASH-FINCH COMPANY
                              PROFIT SHARING PLAN
                                1994 REVISION


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                              NASH-FINCH COMPANY
                              PROFIT SHARING PLAN
                                1994 REVISION



                            TABLE OF CONTENTS

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ARTICLE I       DESCRIPTION AND PURPOSE...................................  1

        1.1     Plan Name.................................................  1
        1.2     Plan Description..........................................  1
        1.3     Plan Purposes.............................................  1
        1.4     Plan Background...........................................  1

ARTICLE II      ELIGIBILITY...............................................  2

        2.1     Eligibility Requirements..................................  2
        2.2     Termination or Transfer Prior to Entry Date...............  2
        2.3     Transfer to or Among Participating Employers..............  2
        2.4     Multiple Employment.......................................  3
        2.5     Ceasing to be a Qualified Employee........................  3
        2.6     Condition of Participation................................  3
        2.7     Termination of Participation..............................  3

ARTICLE III     CONTRIBUTIONS.............................................  4

        3.1     Pre-Tax Contributions.....................................  4
        3.2     Profit Sharing Contributions..............................  5
        3.3     Rollovers and Transfers...................................  7
        3.4     Corrective Contributions..................................  7

ARTICLE IV      TRUSTEE'S ACCOUNTS AND VALUATION..........................  8

        4.1     Establishment of Accounts.................................  8
        4.2     Valuation and Account Adjustment..........................  8
        4.3     Adjustment Accounting.....................................  8
        4.4     Allocations Do Not Create Rights..........................  8

ARTICLE V       PARTICIPANT INVESTMENT DIRECTION..........................  9

        5.1     Establishment of Investment Funds.........................  9
        5.2     Investment Directions.....................................  9
        5.3     Investment Direction Responsibility Resides With
                Participants.............................................. 10
        5.4     Beneficiaries and Alternate Payees........................ 10

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ARTICLE VI      WITHDRAWALS DURING EMPLOYMENT............................. 11

        6.1     Hardship Withdrawals from Pre-Tax Contribution Account.... 11
        6.2     Withdrawals from Pre-Tax Contribution Account After
                Age 59-1/2................................................ 12
        6.3     Rules for Withdrawals..................................... 12
        6.4     No Withdrawals from Profit Sharing Contribution or
                Rollover Accounts......................................... 12

ARTICLE VII     VESTING................................................... 13

        7.1     Full and Immediate Vesting................................ 13

ARTICLE VIII    DISTRIBUTIONS AFTER TERMINATION........................... 14

        8.1     Form and Time of Distribution............................. 14
        8.2     Beneficiary Designation................................... 16
        8.3     Assignment, Alienation of Benefits........................ 17
        8.4     Payment in Event of Incapacity............................ 17
        8.5     Payment Satisfies Claims.................................. 18
        8.6     Disposition if Distributee Cannot be Located.............. 18
        8.7     Direct Rollovers and Transfers............................ 18
        8.8     Suspension of Distributions Following Reemployment........ 18

ARTICLE IX      CONTRIBUTION LIMITATIONS.................................. 19

        9.1     Pre-Tax Contribution Dollar Limitation.................... 19
        9.2     Actual Deferral Percentage Limitations.................... 19
        9.3     Earnings on Excess Contributions.......................... 21
        9.4     Aggregate Defined Contribution Limitations................ 21
        9.5     Aggregate Defined Contribution/Defined Benefit
                Limitations............................................... 22
        9.6     Administrator's Discretion................................ 23

ARTICLE X       SERVICE RULES............................................. 24

        10.1    Computation Period.......................................  24
        10.2    Year of Service..........................................  24
        10.3    Hour of Service..........................................  24
        10.4    One-Year Break in Service................................  26
        10.5    Loss of Service..........................................  27
        10.6    Pre-Acquisition Services.................................  27

ARTICLE XI      ADOPTION, AMENDMENT AND TERMINATION......................  28

        11.1    Adoption by Affiliated Organizations.....................  28
        11.2    Authority to Amend and Procedure.........................  28
        11.3    Authority to Terminate and Procedure.....................  28

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        11.4    Vesting Upon Termination, Partial Termination or
                Discontinuance of Contributions..........................  29
        11.5    Distribution Following Termination, Partial
                Termination or Discontinuance of Contributions...........  29

ARTICLE XII     DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS............  30

        12.1    Account..................................................  30
        12.2    Administrator............................................  30
        12.3    Affiliated Organization..................................  30
        12.4    Beneficiary..............................................  30
        12.5    Board....................................................  30
        12.6    Code.....................................................  30
        12.7    Committee................................................  30
        12.8    Company..................................................  30
        12.9    Consent of Spouse........................................  30
        12.10   Effective Date...........................................  31
        12.11   Eligible Earnings........................................  31
        12.12   Employee.................................................  32
        12.13   Fund.....................................................  32
        12.14   Governing Law............................................  32
        12.15   Headings.................................................  32
        12.16   Highly Compensated Employee..............................  32
        12.17   Number and Gender........................................  34
        12.18   Participant..............................................  34
        12.19   Participating Employer...................................  34
        12.20   Plan.....................................................  34
        12.21   Plan Rule................................................  34
        12.22   Plan Year................................................  34
        12.23   Pre-Tax Contribution Account.............................  34
        12.24   Pre-Tax Contributions....................................  34
        12.25   Profit Sharing Contribution Account......................  34
        12.26   Profit Sharing Contributions.............................  34
        12.27   Qualified Employee.......................................  34
        12.28   Rollover Account.........................................  35
        12.29   Section 415 Wages......................................... 35
        12.30   Termination of Employment................................. 35
        12.31   Testing Wages............................................. 36
        12.32   Treasury Regulations...................................... 36
        12.33   Trust..................................................... 36
        12.34   Trustee................................................... 36
        12.35   Valuation Date............................................ 36

ARTICLE XIII    ADMINISTRATION OF PLAN.................................... 37

        13.1    Administrator, Named Fiduciary............................ 37
        13.2    Compensation and Expenses................................. 37

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        13.3    Adoption of Rules......................................... 38
        13.4    Administrator's Discretion................................ 38
        13.5    Indemnification........................................... 38
        13.6    Benefit Claim Procedure................................... 38
        13.7    Correction of Errors...................................... 39

ARTICLE XIV     MISCELLANEOUS............................................. 40

        14.1    Merger, Consolidation, Transfer of Assets................. 40
        14.2    Limited Reversion of Fund................................. 40
        14.3    Top-Heavy Provisions...................................... 40
        14.4    No Employment Rights Created.............................. 44

                                       iv

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                              NASH-FINCH COMPANY
                              PROFIT SHARING PLAN
                                1994 REVISION


                                  ARTICLE I
                          DESCRIPTION AND PURPOSE

1.1 PLAN NAME. The name of the Plan is the "Nash-Finch Company Profit Sharing Plan."

1.2 PLAN DESCRIPTION. The Plan is a profit sharing plan providing for Pre-Tax Contributions pursuant to a cash or deferred arrangement and discretionary Profit Sharing Contributions. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code section 401(k). Notwithstanding the designation of the Plan as a profit sharing plan, a Participating Employer may make contributions to the Plan even though the Participating Employer has no current or accumulated earnings and profits.

1.3 PLAN PURPOSES. The purposes of the Plan are to promote effort and cooperation on the part of participating Qualified Employees; to provide a measure of economic security to each such Qualified Employee by accumulating contributions for distribution upon retirement, as a supplement to other resources then available; and to permit participating Qualified Employees to share in the profits and growth of their Participating Employer.

1.4 PLAN BACKGROUND. (A) Effective as of January 2, 1966, the Company established the Plan and created the Trust for the benefit of Qualified Employees. Thereafter, the Plan was amended from time to time and restated in its entirety by way of the 1976, 1984 and 1989 Revisions.

      (B) For purposes of incorporating two separate Declarations of Amendment that were adopted with respect to the 1989 Revision, to bring the Plan into compliance with applicable laws that became effective subsequent to the 1989 Revision and to make other miscellaneous changes to the Plan, the Plan was amended and restated in the manner set forth in this 1994 Revision, effective generally as of January 1, 1994, and in connection therewith, the provisions of the Trust were restated in a separate agreement.


                                        1
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                                ARTICLE II
                                ELIGIBILITY

2.1 ELIGIBILITY REQUIREMENTS. (A) An Employee is eligible to participate in the Plan on the dates provided in clause (1), (2) and (3) for the purposes specified in such clauses, provided, in any case, that the Employee is a Qualified Employee on such date:

            (1) the day he or she completes an Hour of Service of the type specified in Section 10.3(A)(1) for the purpose of having a rollover or transfer made on his or her behalf pursuant to Section 3.3;

            (2) the first day of the calendar quarter that falls on or next follows the last day of the Computation Period during which he or she first completes one Year of Service for the purpose of having Pre-Tax Contributions made on his or her behalf pursuant to Section 3.1; and

            (3) the first day of the calendar quarter that falls on or next follows the last day of the Computation Period during which he or she first completes two Years of Service for the purpose of being eligible to share in the allocation of Profit Sharing Contributions made pursuant to Section 3.2.

      (B) If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for a purpose specified in clause (2) or (3) of Subsection (A), he or she will become eligible to participate in the Plan as of the first day of the calendar quarter that falls on or next follows the date he or she becomes a Qualified Employee if he or she remains a Qualified Employee on that date.

      (C) Notwithstanding Subsection (A), in conjunction with an acquisition, the Company's Board may specify a special entry date for those Qualified Employees with respect to whom pre-acquisition service is taken into account pursuant to Section 10.6.

2.2 TERMINATION OR TRANSFER PRIOR TO ENTRY DATE. An Employee whose employment is terminated or who is transferred to an employment classification that is excluded from the definition of the term "Qualified Employee" after satisfying the applicable service requirement under Section 2.1(A)(2) or (3) but prior to the date he or she would first become eligible to participate in the Plan for the corresponding purpose specified in Section 2.1(A)(2) or (3) will, subject to Section 10.5, upon subsequent reemployment in, or retransfer to, an employment classification included in the definition of "Qualified Employee," be eligible to commence participation in the Plan for such purpose as of the first day of the calendar quarter that falls on or next follows the day he or she first completes an Hour of Service of the type specified at
Section 10.3(A)(1) as a Qualified Employee following the termination or transfer.

2.3   TRANSFER TO OR AMONG PARTICIPATING EMPLOYERS.  (A)  Notwithstanding
Section 2.1(A), an Employee who transfers employment from an Affiliated Organization that is not a Participating Employer to a Participating Employer and who, immediately prior to such transfer, was an active participant in a profit sharing plan qualified under Code section 401(a) maintained by the Affiliated Organization, is eligible to participate in the Plan for all purposes as of the first day of the calendar quarter that falls on or next follows the day he or she first completes an Hour of Service of the type specified in Section 10.3(A)(1) as a Qualified Employee following such transfer.


                                        2

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      (B)   A Participant who transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings from each Participating Employer.

2.4 MULTIPLE EMPLOYMENT. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer during a Plan Year will participate in the Plan as a Qualified Employee of all such Participating Employers on the basis of his or her separate Eligible Earnings for the Plan Year from each such Participating Employer.

2.5 CEASING TO BE A QUALIFIED EMPLOYEE. No contribution will be made by or on behalf of a Participant after the Participant ceases to be a "Qualified Employee," except for any contribution due on account of the portion of the Plan Year preceding the cessation. Such a Participant will, subject to
Section 10.5, be eligible to resume active participation in the Plan as of the first day of the calendar quarter that falls on or next follows the day he or she first completes an Hour of Service of the type specified in Section 10.3(A)(1) after reemployment as a Qualified Employee.

2.6 CONDITION OF PARTICIPATION. Each Qualified Employee, as a condition of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.7 TERMINATION OF PARTICIPATION. A Participant will cease to be such as of the later of the date on which

            (a)   he or she ceases to be a Qualified Employee, or

            (b) all benefits, if any, to which he or she is entitled under this Plan have been distributed.


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                                 ARTICLE III
                               CONTRIBUTIONS

3.1   PRE-TAX CONTRIBUTIONS.  (A)  Subject to the limitations of Article
IX, for each Plan Year the Participating Employer of each Participant who is eligible to participate in the Plan for the purpose of having Pre-Tax Contributions made on his or her behalf pursuant to Article II will make Pre-Tax Contributions to the Trust on behalf of such Participant in the amount by which the Participant's Eligible Earnings have been reduced in accordance with the succeeding provisions of this section. Pre-Tax Contributions will be paid to the Trustee as soon as practicable after the date on which the Participant would have otherwise received the Eligible Earnings with respect to which such contribution is made.

      (B) Except as provided in Subsection (C), a Participant's Eligible Earnings will be reduced in accordance with the following rules:

            (1) A Participant may elect to reduce his or her Eligible Earnings by any one percent increment from one percent to 15 percent, and the percentage so elected will automatically apply to the Participant's Eligible Earnings as adjusted from time to time. Plan Rules may, however, specify a lower maximum percentage for Highly Compensated Employees.

            (2) In conjunction with a Participant's entering or reentering the Plan pursuant to Article II, reduction of the Participant's Eligible Earnings will commence as of the first payroll period that begins at least 30 days (or such shorter period as Plan Rules may allow) after the Administrator receives the Participant's complete and accurate election in form prescribed by Plan Rules. If, however, the election is not received until after the last day of the month during which the Participant enters or reenters the Plan, it will not be effective and commencement of Eligible Earnings reductions will be made in accordance with clause (3).

            (3) If a Participant does not elect to commence reductions of his or her Eligible Earnings in conjunction with his or her entry or reentry into the Plan in accordance with clause (2), he or she may thereafter elect to have such reductions commence as of the first payroll period that begins on or after the first day of the calendar quarter that follows by at least 30 days (or such shorter period as Plan Rules may allow) the date on which the Administrator receives a complete and accurate election in form prescribed by Plan Rules.

            (4) No Pre-Tax Contributions will be made on behalf of a Participant with respect to a period during which he or she is not a Qualified Employee. Only Eligible Earnings payable after a
      Participant's election has been received and become effective will be reduced pursuant to the election.

            (5) A Participant may change the percentage rate at which his or her Eligible Earnings will be reduced as of the first payroll period that begins on or after the first day of the calendar quarter that follows by at least 30 days (or such shorter period as Plan Rules may allow) the date on which the Administrator receives a complete and accurate notice of such change in form prescribed by Plan Rules.


                                        4

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            (6)   A Participant may suspend Eligible Earnings reductions
      beginning with the first payroll period that begins at least 30 days (or such shorter period as Plan Rules may allow) after the date on which the Administrator receives a complete and accurate notice of such suspension in form prescribed by Plan Rules. Eligible Earnings reductions for any Participant who makes a hardship withdrawal under Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution.

            (7) A Participant whose Eligible Earnings reductions have ceased by reason of an automatic or voluntary suspension may, after the restoration of eligibility or the end of the suspension period, resume Eligible Earnings reductions by submitting a notice of change in accordance with paragraph (5).

      (C) In addition to Eligible Earnings reductions on a continuing payroll period basis pursuant to Subsection (B), a Participant may elect, in accordance with, and subject to any limitations specified in, Plan Rules, a percentage reduction with respect to any bonus payments to which a Participant is otherwise entitled.

      (D) Participants' Eligible Earnings will be reduced in accordance with uniform procedures established by the Administrator. If any election or notice submitted by a Participant to the Administrator is not processed on a timely basis or if, for any reason, a Participant's Eligible Earnings are not reduced in accordance with the Participant's election, no retroactive adjustments of the Participant's Eligible Earnings reductions will be made to take into account the effect of any such delay or failure. A Participant may, however, elect to reduce his or her Eligible Earnings payable during any remaining portion of the Plan Year in which the delay or failure occurred at more than the otherwise applicable percentage to adjust for the effect of such delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum percentage.

3.2 PROFIT SHARING CONTRIBUTIONS. (A) Each Participating Employer may, but is not required to, make a Profit Sharing Contribution to the Trust for any Plan Year in such amount, if any, as determined by the Participating Employer's Board.

      (B) To be eligible to share in a Participating Employer's Profit Sharing Contribution for a particular Plan Year, a Participant must have

            (1) entered the Plan as a Participant for the purpose of being eligible to share in the allocation of Profit Sharing Contributions for the Plan Year pursuant to Article II,

            (2) been a Qualified Employee of the Participating Employer during the Plan Year,

            (3) completed at least 1000 Hours of Service during the Plan Year or, in the case of either

                  (a) a Qualified Employee who, during the Plan Year, first
            entered the Plan for the purpose of being eligible to share in the allocation of Profit Sharing Contributions, or

                  (b) a former Participant who terminated his or her
            employment and was rehired as a Qualified Employee during such Plan Year,

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      either completed at least 1000 Hours of Service during such Plan Year or, during the period beginning on the date on which he or she entered or reentered the Plan as a Participant during such Plan Year and ending on the last day of the Plan Year, completed at least the number of Hours of Service equal to the product of 1000 multiplied by a fraction, the numerator of which is the number of full months from such entry or reentry date to the last day of the Plan Year and the denominator of which is 12, and

            (4) been either actively employed by an Affiliated Organization on the last day of the Plan Year or absent from active employment in connection with

                  (a) a leave authorized by an Affiliated Organization for any cause for the authorized period or, in the absence of an authorized period, for 90 days, plus any extensions granted by the Affiliated Organization,

                  (b) any circumstances (whether or not he or she has terminated employment) so long as the Participant continues to receive his or her regular compensation from an Affiliated Organization for the period extending to or beyond the last day of the Plan Year,

                  (c) service in the armed forces of the United States or other government service in time of war or national emergency, or

                  (d)   illness or disability.

      (C) Subject to the limitations of Article IX, each eligible Participant's allocated share of his or her Participating Employer's Profit Sharing Contribution for a Plan Year will bear the same ratio to the Participating Employer's total Profit Sharing Contribution as such Participant's Eligible Earnings for the Plan Year bear to the aggregate Eligible Earnings of all Participants who share in such Profit Sharing Contribution for the Plan Year.

      (D) Profit Sharing Contributions, if any, will be paid to the Trustee on such date or dates as the Participating Employer may elect during or following the Plan Year for which they are made; provided, first, that the total amount of any such Profit Sharing Contributions for a particular Plan Year will be paid in full on or before the date required for filing the employer's federal income tax return for its fiscal year ending with or within the Plan Year, or such date as duly extended; and, second, that the Participating Employer will either

            (1) designate the payment in writing to the Trustee as a payment on account of such fiscal year, or

            (2) claim such payment as a deduction on its federal income tax return for such fiscal year.

      (E) Any Profit Sharing Contribution made prior to completion of the allocation of such contribution among Participants eligible to share in the contribution will be carried in a suspense account until the allocation is made, but the allocation, when made, will be made as of the last day of the Plan Year for which such contribution is made. The Trustee will invest the suspense account in accordance with the directions of the Committee, and any earnings or losses will be allocated in the same manner as the contribution.

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3.3   ROLLOVERS AND TRANSFERS.  (A)  A Participant may, with the prior consent of the Administrator, contribute to the Trust, within 60 days of receipt,

            (1) the balance of an individual retirement account to which the only contributions have been one or more "eligible rollover distributions," within the meaning of Code section 402(c)(4), from a plan qualified under Code section 401(a), or

            (2) an eligible rollover distribution from such a qualified plan.

      (B) With the prior consent of the Administrator, a Participant's accounts under another plan qualified under Code section 401(a) may be transferred directly to the Trust. Other than in connection with an acquisition, such a transfer will not be permitted if, as a result of the transfer, the Plan would be required to provide any option with respect to the form or time of distribution or any other right, benefit or feature not available under the Plan prior to the transfer.

      (C) Other than in connection with an acquisition, any contribution or transfer to the Trust pursuant to Subsection (A) or (B) must be made in cash and will be credited to the Participant's Rollover Account.

3.4 CORRECTIVE CONTRIBUTIONS. For any Plan Year a Participating Employer may, but is not required to, contribute to the Profit Sharing Contribution Accounts of Qualified Employees other than Highly Compensated Employees, or any group of such Qualified Employees, such amounts as it deems advisable to assist the Plan in satisfying the requirements of Section 9.2 or other applicable requirements under the Code and Treasury Regulations for such Plan Year. Such contributions will be allocated among such Accounts in proportion to the Qualified Employees' Eligible Earnings, in proportion to the Pre-Tax Contributions made for such Qualified Employees or in equal shares, as the Participating Employer directs at the time such contribution is made.

                                   ARTICLE IV
                        TRUSTEE'S ACCOUNTS AND VALUATION

4.1 ESTABLISHMENT OF ACCOUNTS. The following Accounts will be established and maintained for each Participant:

            (a) Pre-Tax Contribution Account, to which any Pre-Tax Contributions made on the Participant's behalf will be added;

            (b) Profit Sharing Contribution Account, to which any Profit Sharing Contributions made on the Participant's behalf will be added; and

            (c) Rollover Account, to which any rollover or trust-to-trust transfer made by or on behalf of the Participant will be added.

One or more additional accounts may be established for any Participant or group of similarly situated Participants in connection with a merger of another plan into the Plan, in which case provisions of the Plan applicable to such Accounts will be set forth on an exhibit to the Plan in accordance with
Section 14.1(B).

4.2 VALUATION AND ACCOUNT ADJUSTMENT. (A) As of the close of business on each Valuation Date, each Participant's Accounts within each investment fund established pursuant to Section 5.1 will be separately adjusted in a uniform and equitable manner for income, expense, gains and losses of the investment fund since the last prior adjustment.

      (B) The Committee may from time to time cause Participants' Accounts to be adjusted on any interim Valuation Date where the Committee deems such adjustment to be necessary to prevent inequitable results because of extraordinary increases or decreases in the value of the Fund since the last preceding Valuation Date or other events.

4.3 ADJUSTMENT ACCOUNTING. The adjustments made under Section 4.2 will be set forth in the accounting rendered as of the Valuation Date for which they were made.

4.4 ALLOCATIONS DO NOT CREATE RIGHTS. The fact that allocations are made and credited to the Accounts of a Participant will not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any allocation or credit to the Account of any Participant, the issuance of any statement to the Participant or the distribution of all or any portion of a Participant's Account balance, the Administrator may direct the Participant's Account to be adjusted to the extent necessary to correct any error in such Account, whether caused by a misapplication of any provision of the Plan or otherwise, and may recover from the Participant or the Participant's Beneficiary the amount of any excess distribution. Any such adjustment will be made within a reasonable time after the error is discovered.

                                  ARTICLE V
                      PARTICIPANT INVESTMENT DIRECTION

5.1 ESTABLISHMENT OF INVESTMENT FUNDS. (A) In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Committee may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Section 5.2. The Committee may, from time to time, direct the Trustee to establish additional investment funds or terminate any existing investment fund.

      (B) Notwithstanding any other provision of the Plan to the contrary, the Committee may direct the Trustee to suspend Participant investment activity (including such activity in connection with the withdrawals and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Committee to be necessary in connection with

            (1)   the establishment or termination of any investment fund,

            (2) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances pursuant to Section 3.3 or 8.7 in connection with an acquisition or divestiture or otherwise,

            (3)   a change of Trustee or investment manager, or

            (4) such other circumstances determined by the Committee as making such suspension or special rules or restrictions necessary or appropriate.

5.2 INVESTMENT DIRECTIONS. (A) Each new Participant will direct the manner in which contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's Pre-Tax Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution and Rollover Accounts. Each direction must be made, in accordance with Plan Rules, in conjunction with the Participant's enrollment in the Plan. To the extent a Participant fails to direct Account investments, the Accounts will be invested in accordance with Plan Rules.

      (B) A Participant may direct a change in the manner in which his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Such a direction will be subject to the rules set forth in Subsection (A), and will be effective as of the first day of the calendar quarter that begins at least 30 days (or such shorter period as the Plan Rules may allow) after the date on which the Trustee receives direction from the Participant in accordance with Plan Rules.

      (C) Contributions or transfers made prior to a date on which they may be invested in the investment fund directed by the Participant will be invested in short-term investments until such date, at which time the contributions will be invested in the appropriate investment fund or funds in accordance with the Participants' directions. Any income realized from such short-term investments will be allocated in a uniform and equitable manner among the investment funds in which such contributions are invested.

      (D) Plan Rules will include procedures that provide Participants with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

5.3   INVESTMENT DIRECTION RESPONSIBILITY RESIDES WITH PARTICIPANTS.
Neither the Administrator, the Trustee nor any Affiliated Organization has any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.4 BENEFICIARIES AND ALTERNATE PAYEES. Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after

            (1) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant, or

            (2) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                  ARTICLE VI
                       WITHDRAWALS DURING EMPLOYMENT

6.1 HARDSHIP WITHDRAWALS FROM PRE-TAX CONTRIBUTION ACCOUNT. (A) Subject to the provisions of Section 6.3, a Participant may withdraw from his or her Pre-Tax Contribution Account an amount not in excess of the lesser of (1) the balance of the Account as of the Valuation Date that last precedes the date of distribution by at least 45 days (or such shorter period as Plan Rules may allow) or (2) the balance of the Account on December 31, 1988 increased by the amount of Pre-Tax Contributions added to the Account after December 31, 1988 and reduced by the amount of any withdrawals from the Account after December 31, 1988 on account of hardship. Such withdrawal will be made only if the Administrator determines that the distribution is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

      (B) The existence of an immediate and heavy financial need will be made by the Administrator on the basis of all relevant facts and circumstances demonstrating that a need exists to enable the Participant to secure or maintain a livelihood or provide for the needs of his or her spouse or dependent (as described in Code section 152). A distribution will be deemed to be made on account of an immediate and heavy financial need, however, if it is determined by the Administrator to be on account of:

            (1) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as described in Code section 152);

            (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

            (3) payment of tuition and related educational expenses for the next year of post-secondary education for the Participant or his or her spouse, child or other dependent; or

            (4) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure of the mortgage on the Participant's principal residence.

      (C) A distribution will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the following requirements is satisfied.

            (1) The distribution is not in excess of the sum of the amount of the immediate and heavy financial need of the Participant plus, if elected by the Participant, the amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated by the Administrator to result from the distribution.

            (2) The Participant has received all withdrawals and has taken all nontaxable loans available under all qualified plans maintained by any Affiliated Organization.

            (3) All Pre-Tax Contributions under this Plan and all elective deferrals and after-tax employee contributions by or on behalf of the Participant under any other qualified or nonqualified plan of deferred compensation (including stock option, stock purchase and similar plans) maintained by any Affiliated Organization are suspended for a period of 12 months following the date of the distribution.

            (4) For the Participant's taxable year following the taxable year during which he or she received the distribution, the amount of Pre-Tax Contributions under the Plan and elective contributions that may be made on the Participant's behalf pursuant to Code section 402(g) under any other qualified plan maintained by any Affiliated Organization will be reduced by the sum of Pre-Tax Contributions and such other elective contributions made on the Participant's behalf for the taxable year during which he or she received the distribution.

      (D) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and will be final and binding on the Participant. Such withdrawal distribution will be made as soon as administratively practicable following the Administrator's determination that a financial hardship exists. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator will not be obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

6.2  WITHDRAWALS FROM PRE-TAX CONTRIBUTION ACCOUNT AFTER AGE 59-1/2.
Subject to the provisions of Section 6.3, a Participant who has attained age 59-1/2 may withdraw all or any portion of his or her Pre-Tax Contribution Account balance as of the Valuation Date that last precedes the date of distribution by at least 45 days (or such shorter period as Plan Rules may allow). Such withdrawal distribution will be made as soon as administratively practicable following the date of the Administrator's determination that the Participant is entitled to the withdrawal.

6.3  RULES FOR WITHDRAWALS.  (A)  Any withdrawal from a Participant's
Pre-Tax Contribution Account reduces the balance of the Account and the Account will thereafter share in income, expense, gains and losses of the Fund on the basis of the reduced balance.

      (B) A withdrawal distribution will be made only upon the Participant's application made in accordance with Plan Rules.

      (C) The Participant's withdrawal application may specify the investment fund or funds from which the withdrawal is to be made and the relative amounts to be withdrawn from such funds, and the Trustee will make the distribution in accordance with such specifications. If the withdrawal application does not otherwise specify, the withdrawal will be made from each investment fund in which the Participant's Pre-Tax Contribution Account is then invested on a pro rata basis.

      (D) The provisions of Section 8.7(A) will apply to any withdrawal distribution that constitutes an "eligible rollover distribution" within the meaning of Code section 402(c)(4).

6.4 NO WITHDRAWALS FROM PROFIT SHARING CONTRIBUTION OR ROLLOVER ACCOUNTS. Except as provided in Sections 8.1 and 8.8, in no case may a Participant make a withdrawal from his or her Profit Sharing Contribution Account or Rollover Account while employed with an Affiliated Organization.

                                 ARTICLE VII
                                  VESTING

7.1 FULL AND IMMEDIATE VESTING. Each Participant always has a fully vested, nonforfeitable interest in his or her Accounts.

                                 ARTICLE VIII
                      DISTRIBUTIONS AFTER TERMINATION

8.1 FORM AND TIME OF DISTRIBUTION. (A) Following a Participant's termination of employment or earlier attainment of age 70-1/2, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the balance of the Participant's Accounts. The amount of any distribution made in the form of a lump sum payment will be equal to the aggregate balance of the Participant's Accounts as of the Valuation Date that coincides with or last precedes the distribution date. If a lump sum distribution is made prior to the completion of the valuation as of such Valuation Date, the distribution may be made in two payments, one preceding the completion of the valuation and one following as soon as administratively practicable thereafter, in accordance with Plan Rules. Subject to the remaining subsections of this Section 8.1 and Sections 8.7 and 8.8, distributions will be made in accordance with the following provisions.

            (1) If the aggregate balance of the Participant's Accounts at the time of the distribution is not more than $3500, distribution to the Participant will be made, in the form of a lump sum cash payment, as soon as administratively practicable following the Participant's termination of employment. This clause will not apply, however, if the Participant's Account balance exceeded $3500 at the time of any previous distribution.

            (2) If clause (1) does not apply, distribution to the Participant will be made or commence, in the form of a lump sum cash payment or installment cash payments, according to the Participant's election, on or as soon as administratively practicable after a date specified by the Participant. If the Participant terminates employment before attaining age 62, distribution to the Participant must be made or commence not later than the date on which the Participant attains age
      65. If the Participant had attained age 62 when he or she terminated employment, distribution to the Participant must be made or commence not later than the date determined under Subsection (C)(1) unless the Participant elects to defer the distribution in the manner described in Subsection (B).

            (3) If the aggregate balance of a Participant's Accounts at the time of his or her death is not more than $3500, distribution to the Participant's Beneficiary will be made, in the form of a lump sum cash payment, as soon as administratively practicable following the Administrator's receipt of notice of the Participant's death. If the foregoing sentence does not apply, distribution to the Participant's Beneficiary will be made at such time or times and in such manner as the Beneficiary elects in accordance with Subsection (E).

      (B) Subject to the provisions of the other subsections of this Section 8.1, a Participant described in clause (2) of Subsection (A) who has attained age 62 when he or she terminates employment may elect to defer commencement of his or her distribution under the Plan by providing to the Administrator, by a date determined in accordance with Plan Rules, a written, signed statement describing whether the benefit is to be distributed in the form of a lump sum payment or installment payments and specifying the date on which the payment is to be made or commence; provided, that distribution to the Participant must be made or commence not later than the April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2. Plan Rules may permit a Participant to modify any election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and Treasury Regulations thereunder and the other provisions of this Section 8.1.

      (C) Except as provided in Subsection (B), distribution to the Participant will be made, or in the case of installment payments will commence, not later than the earlier of -

            (1) The sixtieth day following the close of the Plan Year during which there occurs the later of -

                  (a)   the date of his or her termination of employment,

                  (b)   his or her sixty-fifth birthday, or

                  (c) the tenth anniversary of the Plan Year in which he or she commenced participation in the Plan; or

            (2) April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, except that this clause does not apply to any Participant who attained age 70-1/2 before January 1, 1988 and who is not a "five-percent owner" as defined in Treasury Regulations under Code section 401(a)(9).

      (D) If a distribution is to be made in installments, such installments will be substantially equal in amount and paid on a quarterly, semi-annual or annual basis, for a period not extending beyond either the Participant's life expectancy or the life expectancy of the Participant and the Participant's Beneficiary; and, if the Participant's Beneficiary is not the Participant's spouse, the period over which such payments are to be made will be determined by reference to the applicable table of joint life expectancies set forth in Treasury Regulation section 1.401(a)(9)-2. Notwithstanding the foregoing, not more than once each Plan Year, a Participant who is receiving installment payments may elect, in accordance with Plan Rules, to either increase the amount of the installment payments or to receive a lump sum payment of all or a portion of the amount by which his or her Account balances as of the Valuation Date immediately preceding the date on which such distribution is made exceeds the aggregate amount of installment payments made to the Participant since Valuation Date. Prior to April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2, the Participant may elect, in writing to the Administrator, whether the life expectancies for the Participant and the Participant's spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment. Any such election will become irrevocable as of the date specified above. If no such election is made, the life expectancies of the Participant and the Participant's spouse will not be recalculated on an annual basis.

      (E) If a Participant dies before receiving the full amount to which he or she is entitled, the amount remaining will be distributed to the Participant's Beneficiary at such time or times and in such manner as the Beneficiary elects, subject, however to the following rules -

            (1) If the Participant dies after April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, the distribution will be made to the Beneficiary at a rate that would result in the benefit being distributed at least as rapidly as if distribution were made at the same rate as was in effect immediately prior to the Participant's death.

            (2) If the Participant dies before April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, the distribution will, at the Beneficiary's election, be made either -

                  (a) in its entirety no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death, or

                  (b) in installments, commencing no later than December 31 of the calendar year immediately following the calendar year in which the Participant died (unless the Beneficiary is the Participant's spouse, in which case payments will begin no later than the later of the date specified above or December 31 of the calendar year in which the Participant would have attained age 70-1/2 had he or she lived), and being paid over a period not exceeding the Beneficiary's remaining life expectancy (as determined on the basis of the Beneficiary's age as of the date on which payments are required to commence under this clause (2) and, if the Beneficiary is the Participant's spouse, as redetermined on an annual basis).

A Beneficiary's election with respect to the time and manner in which any amount remaining at the Participant's death will be distributed must be made no later than the earlier of the dates set forth in clause 2(a) and (b) above, and is irrevocable following such date. If the Beneficiary fails to make an election under clause (2), distribution will be made in the manner set forth at clause (2)(a). If the Participant's spouse is the Beneficiary and dies after the Participant's death but before distributions to such spouse have commenced, the foregoing rules will be applied as if the surviving spouse were the Participant, including the substitution of the surviving spouse's date of death for the Participant's date of death; provided that the alternative commencement date in clause (2)(b) relating to the date on which the Participant would have attained age 70-1/2 had he or she lived will not be available.

      (F) Notwithstanding any other provision of the Plan to the contrary, distributions will be made in accordance with Treasury Regulations issued under Code section 401(a)(9), including Treasury Regulation section 1.401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) take precedence over any distribution options that are inconsistent with Code section 401(a)(9).

8.2 BENEFICIARY DESIGNATION. (A) (1) Each Participant may designate, upon forms furnished by the Administrator, one or more persons to be primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Except as provided in Subsection (B), no such change or revocation will require the consent of any person.

            (2)   If a Participant

                  (a)   fails to designate a Beneficiary, or

                  (b) revokes a Beneficiary designation without naming another Beneficiary, or

                  (c) designates as Beneficiaries one or more persons none of whom survives the Participant,

      for all or any portion of the Participant's Accounts, such Accounts or portion will be distributed to the first class of the following classes of automatic Beneficiaries that includes a member surviving the
      Participant:

                  Participant's spouse;
                  Participant's issue, per stirpes and not per capita; Participant's parents;
                  Participant's brothers and sisters;
                  Representative of Participant's estate.

            (3) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation: the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, will become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant will be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

      (B) Notwithstanding Subsection (A), no designation of a Beneficiary other than the Participant's spouse will be effective unless such spouse consents to the designation. Any such consent will be effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.3 ASSIGNMENT, ALIENATION OF BENEFITS. (A) Except as required under a qualified domestic relations order, no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so will be void; and no such benefit will in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

      (B) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee prior to the Participant's earliest retirement age. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.4 PAYMENT IN EVENT OF INCAPACITY. If any person entitled to receive any payment under the Plan is physically, mentally, or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but will not be required to) cause any sum otherwise payable to such person to be paid to any one or more as may be chosen by the Administrator from the following: the Beneficiaries, if any, designated by such person, the institution maintaining such person, a custodian for such person under the Uniform Transfers to Minors Act of any state or such person's spouse, children, parents or other relatives by blood or marriage. Any payment so made will be a complete discharge of all liability under the Plan with respect to any such payment.

8.5 PAYMENT SATISFIES CLAIMS. Any payment to or for the benefit of any Participant, legal representative or Beneficiary in accordance with the provisions of the Plan will, to the extent of such payment, be in full satisfaction of all claims against the Trustee, the Administrator and the Participating Employer, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.6 DISPOSITION IF DISTRIBUTEE CANNOT BE LOCATED. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the Participant's Accounts will continue to be held in the Fund until such time as the Administrator has located the Participant or Beneficiary or the Participant or Beneficiary makes a proper claim for the benefit, as the case may be; provided, that, any Accounts not claimed within the period prescribed by applicable escheat laws will be paid to such governmental authorities, in such manner, as is specified in such laws.

8.7 DIRECT ROLLOVERS AND TRANSFERS. (A) To the extent a distribution on or after December 31, 1992, is an "eligible rollover distribution," within the meaning of Code section 402(c)(4), the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). The foregoing provision will not apply if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200 or, if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan, such amount is less than $500.

      (B) The Administrator may, in conjunction with the sale by an Affiliated Organization of all or a portion of a business operation of the Affiliated Organization, direct the Trustee to make a trust-to-trust transfer of the balance of any or all of the Accounts of a Participant who is employed with the purchaser of such business operation or an affiliate thereof, to the trustee of a plan sponsored by such purchaser or affiliate, provided

            (1)   such other plan is qualified under Code section 401(a),

            (2) such other plan satisfies the withdrawal requirements set forth in Code section 401(k) with respect to such transferred Accounts to which such requirements are applicable under the Plan, and

            (3)   such trustee is willing to accept such transfer.

8.8 SUSPENSION OF DISTRIBUTIONS FOLLOWING REEMPLOYMENT. If a Participant who is receiving a distribution of his or her Accounts in connection with his or her termination of employment is reemployed by a Participating Employer as a Qualified Employee, the distribution of the pre-termination Account balances will continue during each month of such reemployment unless he or she has elected, in form prescribed by Plan Rules, to have the distribution cease, in which case the undistributed remainder of his or her Accounts will continue as a part of the Trust for his or her benefit until he or she again becomes entitled to receive a distribution.

                                  ARTICLE IX
                          CONTRIBUTION LIMITATIONS

9.1   PRE-TAX CONTRIBUTION DOLLAR LIMITATION.  The aggregate amount of
Pre-Tax Contributions and other "elective deferrals" (within the meaning of the Code section 402(g)(3)) under any other qualified plan maintained by any Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed $7000 (automatically adjusted for increases in the cost of living in accordance with Treasury Regulations). The limitation for any Participant who received a hardship distribution under Section 6.1 will, for the year following the year in which such distribution was made, be reduced as provided in Section 6.1(C)(4). If the foregoing limitation is exceeded for any taxable year of the Participant, the amount of Pre-Tax Contributions in excess of such limitation, increased by Fund earnings or decreased by Fund losses attributable to the excess, will be returned to the Participant. Such distribution may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which such limitation relates. The amount returned to a Participant who has made elective deferrals for the taxable year other than pursuant to Section 3.1 will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the taxable year following the taxable year with respect to which the Pre-Tax Contributions were made. The amount of Fund earnings or losses attributable to Pre-Tax Contributions returned to a Participant pursuant to this Section will be determined in the manner specified in Section 9.3.

9.2 ACTUAL DEFERRAL PERCENTAGE LIMITATIONS. (A) Notwithstanding Section 3.1, for any Plan Year, Pre-Tax Contributions may be made on behalf of Participants who are Highly Compensated Employees only if the requirements of Code section 401(k)(3), as set forth in Subsection (B), are satisfied. To the extent deemed necessary by the Administrator in order to comply with such requirements, the Administrator may, in accordance with Plan Rules, prospectively decrease the rate at which a Participant's Eligible Earnings will be reduced.

      (B)   (1)   The requirements of Code section 401(k)(3) will be satisfied for any Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible Employees" and either of the following tests.

                  (a) The "actual deferral percentage" for eligible Employees who are Highly Compensated Employees is not more than the product of the actual deferral percentage for all other eligible Employees, multiplied by one and one-quarter.

                  (b) The excess of the actual deferral percentage for eligible Employees who are Highly Compensated Employees over the actual deferral percentage for all other eligible Employees is not more than two percentage points and the actual deferral percentage for such Highly Compensated Employees is not more than the product of the actual deferral percentage of all other eligible Employees, multiplied by two.

            (2)   For purposes of this subsection,

                  (a) "eligible Employee" means a Qualified Employee who is eligible to have Pre-Tax Contributions made on his or her behalf for the Plan Year in question or would be so eligible but for a suspension imposed under Section 6.1(C)(3); and

                  (b) "actual deferral percentage," with respect to either of the two groups of eligible Employees referenced above, is the average of the ratios, calculated separately for each eligible Employee in the particular group of the amount of Pre-Tax Contributions made on the eligible Employee's behalf for that Plan Year, to the Employee's Testing Wages for either the Plan Year or the portion of the Plan Year during which he or she was an eligible Employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules will apply.

                        (i) If aggregation of Testing Wages and Pre-Tax Contributions is required under Section 12.16(C) and 12.31(C), the actual deferral percentage of the Highly Compensated Employee to whom the aggregate amounts are attributed is the actual deferral percentage determined for the group of all eligible family members, treating such group as a single eligible Employee.

                        (ii) If any eligible Employee is required to be aggregated with more than one family group under Section 12.16(C), all the groups with which such Employee is aggregated will be treated as a single family group.

                        (iii) Any Pre-Tax Contributions made on behalf of an
                  eligible Employee who is not a Highly Compensated Employee that are in excess of the limitation of Section 9.1 will be excluded.

                        (iv) Any Pre-Tax Contributions made on behalf of an eligible Employee that are distributed to the eligible Employee pursuant to Section 9.4(C) or 9.5(D) will be excluded.

                        (v) To the extent determined by the Administrator, all or any portion of the Profit Sharing Contribution for the Plan Year on behalf of all, or any similarly situated group of, eligible Employees will be included.

                        (vi) Elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                        (vii) To the extent provided in Treasury Regulations,
                  elective contributions made under any other cash or deferred arrangement of any Affiliated Organization on behalf of any eligible Employee who is a Highly Compensated Employee will be included.

      (C) If, for any Plan Year, the requirements of Subsection (B) are not satisfied, the Administrator will determine the amount by which Pre-Tax Contributions made on behalf of each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (B). The determination will be made by successively decreasing the rate of Eligible Earnings reductions for Highly Compensated Employees who, during the Plan Year, had the greatest percentage of Eligible Earnings reductions made on their behalf, to the next lower percentage, then again decreasing the percentage of such Highly Compensated Employees Eligible Earnings reductions, together with the percentage of Eligible Earnings reductions of such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may, in his or her discretion, make such reductions in any amount, in lieu of one percent increments.

      (D) At such time as the Administrator specifies on or following the last day of the Plan Year for which such determination is made, but in no case later than the last day of the following Plan Year, the excess will be corrected by taking either or both of the following steps.

            (1) The amount of excess Pre-Tax Contributions so determined, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.3, will be returned to each such Highly Compensated Employee. The amount to be returned pursuant to the foregoing sentence with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to Pre-Tax Contributions that relate to such Plan Year, determined by assuming that Pre-Tax Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year.

            (2) The Participating Employer will make an additional contribution for the Plan Year pursuant to Section 3.4.

      (E) Any excess amount determined under Subsection (C) for a Highly Compensated Employee whose actual deferral percentage is determined under item
(i) of Subsection (B)(2)(b) will be allocated among all persons whose contributions are aggregated to determine such percentage in proportion to the amount of Pre-Tax Contributions made on behalf of each with respect to the Plan Year.

9.3 EARNINGS ON EXCESS CONTRIBUTIONS. The amount of Fund earnings or losses with respect to the excess amount of contributions returned to a Highly Compensated Employee pursuant to the foregoing provisions of this article is an amount equal to the product of the total earnings or losses for the Participant's Pre-Tax Contribution Account for the Plan Year, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings credited to that Account, or increased by the amount of losses debited to that Account, for the Plan Year.

9.4 AGGREGATE DEFINED CONTRIBUTION LIMITATIONS. (A) Notwithstanding any contrary provisions of this Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions," with respect to the Participant for the Plan Year to exceed the lesser of:

            (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins); and

            (2) 25 percent of the Participant's Section 415 Wages for the Plan Year.

      (B) For purposes of Subsection (A), the "annual additions" with respect to a Participant for a Plan Year are the sum of -

            (1) the aggregate amount of Pre-Tax and Profit Sharing Contributions allocated to the Participant's Accounts under the Plan for the Plan Year (including any Pre-Tax Contributions that are distributed pursuant to Section 9.2, but excluding any Pre-Tax Contributions in excess of the limitation of Section 9.1 that are distributed to the Participant by the April 15 following the Plan Year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

            (2) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" (as defined in Section 14.3(C)), to the extent required under Code section 419A(d)(1).

      (C) (1) If the Administrator, in his or her discretion, determines that the limitation under Subsection (A) would otherwise be exceeded for a Plan Year, to the extent necessary to prevent such excess from occurring, the amount of a Participant's Eligible Earnings reductions and Pre-Tax Contributions will be prospectively reduced.

            (2) If a further reduction is required, the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participants' Profit Sharing Contribution Account will be reduced to the extent necessary to prevent the limitation under Subsection (A) from being exceeded and such amount will be allocated among other Participants who are Qualified Employees of the Participating Employer of the Participant with respect to whom the reduction is made as an additional Profit Sharing Contribution by the Participating Employer for the Plan Year.

            (3) If, in spite of such reductions and as a result of reasonable error in estimating the amount of the Participant's Eligible Earnings, Pre-Tax Contributions, other elective deferrals within the meaning of Code section 402(g)(3) or Section 415 Wages for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess,

                  (a) the amount of Pre-Tax Contributions made for the
            Participant will be distributed to the Participant, and

                  (b) if a further excess would otherwise exist, the amount of such excess will be held unallocated in a suspense account and will be allocated to all other eligible Participants for the Plan Year and, to the extent necessary, subsequent Plan Years, before Participating Employer contributions are made for such Plan Year or Years, and will operate to reduce the amount of Participating Employer contributions for such Plan Year or Years.

9.5 AGGREGATE DEFINED CONTRIBUTION/DEFINED BENEFIT LIMITATIONS. (A) In no event will the amount of a Participant's annual additions under the Plan exceed an amount that would cause the decimal equivalent of the sum of the "defined benefit fraction" plus the "defined contribution fraction" to exceed one.

      (B) The "defined benefit fraction" is a fraction, the numerator of which is the Participant's aggregate projected annual benefit under all defined benefit pension plans maintained by any

Affiliated Organization (determined as of the end of the Plan Year), and the denominator of which is the lesser of:

            (1) 125 percent of the maximum dollar benefit limitation in effect under Code section 415(b)(1) for the calendar year during which the Plan Year in question begins; and

            (2) 140 percent of the average Section 415 Wages of the Participant during the three consecutive Plan Years during which he or she was a Participant in any such defined benefit pension plan that produce the highest average.

      (C) The "defined contribution fraction" is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts for the Plan Year under this Plan and any other defined contribution plans maintained by any Affiliated Organization, determined in the manner described in Section 9.4, and the denominator of which is the aggregate of the lesser of:

            (1) 125 percent of the maximum annual addition dollar limit in effect for the Plan Year under such defined contributions plans; and

            (2) 140 percent of 25 percent of the Participant's Section 415 Wages for the Plan Year,

applied for all years during which the Participant was employed with an Affiliated Organization, without regard to whether there was a defined contribution plan in effect during all such years.

      (D) If the annual additions that would otherwise be made with respect to a Participant for a Plan Year would cause the limitation of Subsection (A) to be exceeded, the Participant's benefit under one or more defined benefit pension plans maintained by an Affiliated Organization will, to the extent provided in such plans, be reduced to the extent necessary to prevent such excess from occurring, and, if a sufficient reduction cannot be made under such plans, the provisions of Section 9.4(C) will be applied to reduce the amount of the annual additions to the Participant's Accounts under this Plan for such Plan Year to the extent necessary to prevent such excess.

9.6 ADMINISTRATOR'S DISCRETION. Notwithstanding the foregoing provisions of this article, the Administrator may, in his or her discretion, apply the provisions of Sections 9.1 through 9.5 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections, and the Administrator's good faith application of Treasury Regulations will be binding on all Participants and Beneficiaries.

                                  ARTICLE X
                               SERVICE RULES

10.1 COMPUTATION PERIOD. The "Computation Period" with respect to an Employee is the 12-month period commencing with the date on which he or she first completes an Hour of Service of the type specified at Section 10.3(A)(1) and each subsequent 12-month period beginning on the anniversary of that date.

10.2 YEAR OF SERVICE. The term "Year of Service" with respect to an Employee means a Computation Period during which he or she completes at least 1000 Hours of Service.

10.3 HOUR OF SERVICE. (A) Subject to the remaining subsections of this section, the term "Hour of Service," with respect to an Employee, includes and is limited to -

            (1) each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

            (2) each hour for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

            (3) Each hour for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee on account of his or her military service or similar duties; and

            (4) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause
      (1) or (2) will not also be taken into account under this clause (4); and second, that Hours of Service taken into account under this clause
      (4) that relate to periods specified in clause (2) will be subject to the rules under Subsection (B).

      (B) The following rules will apply for purposes of determining the Hours of Service completed by an Employee under Subsection (A)(2):

            (1) No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period).

            (2) No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period.

            (3) The Employee will not be credited with hours for which payments are made or due under a plan maintained solely for the purpose of complying with workers' compensation, unemployment compensation or disability insurance laws, or for which payments are made solely to reimburse medical or medically related expenses.

            (4) A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums.

            (5) If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in Subsection (D)(1), the number of Hours of Service to be credited will be the number of equivalent hours determined under Subsection (D)(1) that are included in the units of time on the basis of which the payment is calculated.

            (6) If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

      (C)   Hours of Service will be credited -

            (1)   in the case of Hours of Service described in Subsection
      (A)(1), to the Computation Period in which the duties are performed;

            (2)   in the case of Hours of Service described in Subsection
      (A)(2), to the Computation Period or Periods in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the Hours of Service will not be allocated between more than the first two Computation Periods of such period;

            (3)   in the case of Hours of Service described in Subsection
      (A)(4), to the Computation Period or Periods to which the award or agreement for back pay pertains.

      (D) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time -

            (1) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each seven consecutive days, or fraction thereof, during which he or she completes at least one Hour of Service;

            (2) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

      (E) Notwithstanding the foregoing provisions of this section, a person will be credited with the number of Hours of Service he or she completes, determined in the manner specified in Subsections (A) through (E),

            (1)   while, although not employed with an Affiliated
      Organization, he or she is considered to be a "leased employee" of an Affiliated Organization or of a "related person" (within the meaning of Code sections 414(n)(2) and 144(a)(3)), respectively, and

            (2) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o).

10.4 ONE-YEAR BREAK IN SERVICE. (A) An Employee will incur a "One-Year Break in Service" if the Employee fails to complete more than 500 Hours of Service during a Computation Period; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under Section 10.3, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such Hours of Service cannot be determined, eight Hours of Service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, due to -

            (1)   the Employee's pregnancy,

            (2)   the birth of the Employee's child,

            (3) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

            (4) the Employee's caring for such child for a period beginning immediately following such birth or placement;

provided, first, that the total number of such additional Hours of Service taken into account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Computation Period in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Computation Period or, if a One-Year Break in Service for such Computation Period would not be so prevented, such additional Hours of Service will be credited to the Computation Period following the Computation Period during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited unless the Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for one of the reasons set forth at items (1) through (4).

      (B) Notwithstanding Subsection (A), an Employee will not incur a One-Year Break in Service during any period of "excused absence." An excused absence means any of the following:

            (1) absence on a leave authorized by an Affiliated Organization for any cause for the authorized period or, in the absence of an authorized period, for 90 days, plus any extensions granted by the Affiliated Organization;

            (2) absence in any circumstances so long as the Employee continues to receive his or her regular compensation from an Affiliated Organization;

            (3) absence for service in the armed forces of the United States or other government service in time of war or national emergency; or

            (4)   absence by reason of illness or disability.

An excused absence ceases to be such and will be deemed a Break in Service (unless the Employee has completed more than 500 Hours of Service in the applicable Computation Period) as of the first day of such absence if the Employee fails to return to the service of an Affiliated Organization (i) on the first scheduled workday following expiration of any leave of absence referred to in clause (1) hereof, (ii) at such time as the payment of regular compensation is discontinued, as referred to in clause (2) hereof, (iii) within 90 days following his or her discharge or release from active duty or, if the Employee does not return to service with the Affiliated Organization within the said 90-day period by reason of a disability incurred while in the armed forces, if he or she returns to service with the Affiliated Organization upon the termination of such disability, as evidenced by release from confinement in a military or veterans hospital, or (iv) upon recovery from illness or disability (as determined by the Affiliated Organization).

10.5 LOSS OF SERVICE.If an Employee experiences at least a One-Year Break in Service before he or she completes two Years of Service, his or her Years of Service completed before the Break in Service will not be taken into account for purposes of determining the date on which he or she enters the Plan for the purpose of being eligible to share in the allocation of Profit Sharing Contributions.

10.6 PRE-ACQUISITION SERVICES.Hours of Service completed by an Employee with an Affiliated Organization prior to the date on which it became an Affiliated Organization (or, with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be taken into account under this Plan only if, to the extent and for the purposes, provided in any agreement pursuant to which it became an Affiliated Organization (or such business or assets were acquired) or as provided by resolution of the Company's Board. If such Hours of Service are to be taken into account, unless otherwise specifically provided in such agreement or resolution, such Hours of Service will be determined in accordance with the provisions of this article. If less than the entire period of employment with an Affiliated Organization prior to its becoming such (or with another entity prior to the acquisition of its business or assets) is to be taken into account, the extent to which such period of employment is to be taken into account will be specified in an exhibit to the Plan.

                                 ARTICLE XI
                     ADOPTION, AMENDMENT AND TERMINATION

11.1 ADOPTION BY AFFILIATED ORGANIZATIONS. An Affiliated Organization may adopt this Plan and become a Participating Employer with the prior approval of the Committee by furnishing a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be authorized by the Company's Board in advance or be ratified by such Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan.

11.2 AUTHORITY TO AMEND AND PROCEDURE. (A) The Company reserves the right to amend the Plan at any time, to any extent that it may deem advisable. Each amendment will be stated in a written instrument, executed in the name of the Company by two duly authorized officers. Upon the execution of such instrument, the Plan will be deemed to have been amended as set forth in the instrument, and all interested person will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected by Code section 411(d)(6), except that any amendment that is required to conform the Plan with government regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

      (B) If the schedule for determining the extent to which benefits under the Plan are vested is changed, whether by amendment or on account of the Plan's becoming or ceasing to be a top-heavy plan, each Participant with at least three years of service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of (a) the date such change is adopted, (b) the date such change becomes effective or (c) the date the Participant is issued notice of such change by the Administrator or the Trustee. Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

      (C) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided otherwise by a subsequent amendment, continue to apply to such Participant.

11.3 AUTHORITY TO TERMINATE AND PROCEDURE. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety or with respect to a particular Participating Employer as of the date specified by the Company or such Participating Employer, as the case may be, to the Trustee in a written notice executed in the manner of an amendment.

11.4 VESTING UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. Upon termination of the Plan or upon the complete discontinuance of contributions by all Participating Employers, the Accounts of each Participant who is an Employee of a Participating Employer or another affiliated organization will, to the extent funded, vest in full. Upon a partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will, to the extent funded, vest in full.

11.5 DISTRIBUTION FOLLOWING TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided by Article VIII as if such event had not occurred or, if the Committee so directs in accordance with Treasury Regulations, will distribute to each Participant the entire balance of his or her Accounts.

                                 ARTICLE XII
               DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS

The definitions and the rules of construction and interpretations set forth in this article will be applied in construing this instrument unless the context otherwise indicates.

12.1 ACCOUNT. An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 5.1, as the context requires.

12.2 ADMINISTRATOR. The "Administrator" of the Plan is the Committee or the person to whom administrative duties are delegated pursuant to Section 13.1(E), as the context requires.

12.3  AFFILIATED ORGANIZATION.  An "Affiliated Organization" is the
Company and any corporation that is a member of a controlled group of corporations (within the meaning of section 1563(a) of the Code without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company; any trade or business (whether or not incorporated) that is controlled (within the meaning of Code section 414(c)) by the Company; any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member; or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations; provided, that, for purposes of applying the limitations set forth at Sections 9.4 and 9.5 of the Plan, Code section 1563(a) will be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears in such Code section.

12.4 BENEFICIARY. A "Beneficiary" is a person designated under the provisions of Section 8.2 as the distributee of benefits payable after the death of a Participant; provided that such a person will not become a Beneficiary, and will have no interest in or rights under the Plan, until the Participant has died.

12.5 BOARD. The "Board" is the board of directors of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors in question.

12.6  CODE.  The "Code" is the Internal Revenue Code of 1986, as amended.
Any reference to a specific provision of the Code will include a reference to such provision as it may be amended from time to time and to any successor provision.

12.7 COMMITTEE. The "Committee" is the administrative committee described in Section 13.1.

12.8 COMPANY. The "Company" is Nash-Finch Company or any successor thereto.

12.9 CONSENT OF SPOUSE. Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

            (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by the Administrator or a notary public; or

            (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required will be effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan will be irrevocable with respect to that act.

12.10 EFFECTIVE DATE. The "Effective Date" of the Plan is January 2, 1966, the date as of which the Plan was first established.

12.11 ELIGIBLE EARNINGS. (A) The "Eligible Earnings" of a Participant for any Plan Year are, except as provided in the succeeding subsections of this section, the total remuneration paid by a Participating Employer to the Participant during the portion of the Plan Year following his or her entry or reentry into the Plan for the purpose in question and while he or she is a Qualified Employee, increased by the amount of Eligible Earnings reductions experienced by the Participant pursuant to the provisions of this Plan and of any cafeteria plan maintained by the Participating Employer pursuant to Code section 125 for that portion of the Plan Year, to the extent such reductions are not otherwise included.

      (B) Notwithstanding Subsection (A), in no event will a Participant's Eligible Earnings for any Plan Year be taken into account to the extent they exceed $150,000 (automatically adjusted for increases in the cost of living in accordance with Treasury Regulations).

      (C) In the case of a Participant who is a Highly Compensated Employee described in clause (1) of Section 12.16(A), or of a Highly Compensated Employee described in clause (2) or (3) of Section 12.16(A) whose Eligible Earnings for the Plan Year is not less than the Eligible Earnings of at least ten other Highly Compensated Employees (determined in each case without regard to Section 12.16(C)), the limitation set forth in Subsection (B) will be applied to the Participant, the Participant's spouse and the Participant's lineal descendants who have not attained age nineteen prior to the end of the Plan Year in question as if they were a single Participant.

      (D) Notwithstanding the provisions of Subsection (A), a Participant's Eligible Earnings will not include:

            (1)   any remuneration not paid in cash;

            (2) the value of life insurance coverage included in the Participant's wages under Code section 79;

            (3)   any long-term disability benefit paid by a third party;

            (4) any car allowance or moving expense or mileage reimbursement;

            (5)   any educational assistance payment;

            (6)   severance pay;

            (7)   payments under any plan of deferred compensation; or

            (8) any benefit under any qualified or nonqualified stock option or stock purchase plan.

12.12 EMPLOYEE. An "Employee" is an individual who performs services as a common-law employee for an Affiliated Organization.

12.13 FUND. The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

12.14 GOVERNING LAW. To the extent that state law is not preempted by provisions of the Employee Retirement Income Security Act of 1974 or any other laws of the United States, this Plan will be administered, construed and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

12.15 HEADINGS. The headings of articles and sections are included solely for convenience. If there exists any conflict between such headings and the text of the Plan, the text will control.

12.16 HIGHLY COMPENSATED EMPLOYEE. (A) A "Highly Compensated Employee" for any Plan Year is any employee who -

            (1) at any time during such Plan Year or the preceding Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization, or

            (2)   during the Plan Year preceding such Plan Year -

                  (a) received compensation in excess of $75,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins), or

                  (b) received compensation in excess of $50,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(C) for the calendar year during which the Plan Year in question begins) and whose compensation exceeded the compensation of at least 80 percent of all employees, excluding, for purposes of determining the number of employees in such group but not for purposes of determining the specific employees comprising the group, all employees who

                        (i) have completed less than six months of service with the Affiliated Organizations,

                        (ii) normally work fewer than 17-1/2 hours per week for the Affiliated Organizations,

                        (iii) normally work for the Affiliated Organizations
                  during not more than six months during any calendar year, or

                        (iv)  have not attained age 21, or

                  (c) was at any time an officer (as defined in Code section 416(i) and Treasury Regulation sections 1.416-1 A-T 13 and A-T 15) of an Affiliated Organization and received compensation in excess of 50 percent of the amount in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins, but in no case will there be taken into account more than the lesser of (i) 50 persons, or (ii) the greater of three persons or ten percent of the aggregate number of all employees excluding, for purposes of determining the number of such officers, any employees that are excluded pursuant to clause
            (b); or, if no officer of an Affiliated Organization received compensation in excess of such amount, the officer of the Affiliated Organization with the highest compensation for the Plan Year, or

            (3) during such Plan Year, is described in items (a), (b) or (c) of clause (2) and received compensation in an amount that is not less than the amount of compensation received by at least 100 other employees.

      (B)   For purposes of this section,

            (1) an "employee" is any individual who is not described in clause (b) of Section 12.27 and who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as -

                  (a)   a common law employee,

                  (b)   an employee pursuant to Code section 401(c)(1), or

                  (c) a leased employee who is treated as an employee of an Affiliated Organization pursuant to Code section 414(n)(2) or 414(o)(2), and

            (2) "compensation" for any period means an employee's Section 415 wages for the period increased by the amount of any reductions to the employee's compensation for the period in connection with an election by the employee made pursuant to a Plan maintained under Code section 125 or 401(k).

      (C) For purposes of applying Section 9.2, any employee who is the spouse, a lineal ascendant or descendant or the spouse of a lineal ascendant or descendant of a Highly Compensated Employee described in clause (1) of Subsection (A), or of a Highly Compensated Employee described in clause (2) or
(3) of Subsection (A) whose compensation for the Plan Year is not less than the compensation of at least ten other Highly Compensated Employees, will not be considered a separate employee of the Affiliated Organization and any Eligible Earnings with respect to such employee, and any contributions allocated to the employee's Accounts under this

Plan if the employee is a Participant, will be deemed to have been paid to, or allocated to the Accounts of such Highly Compensated Employee.

12.17 NUMBER AND GENDER. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

12.18 PARTICIPANT.  A "Participant" is a current or former Qualified
Employee who has entered the Plan pursuant to Article II and has not ceased to be a Participant pursuant to Section 2.7.

12.19 PARTICIPATING EMPLOYER. A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Employees or upon its ceasing to be an Affiliated Organization.

12.20 PLAN. The "Plan" is that set forth in this instrument as it may be amended from time to time.

12.21 PLAN RULE. A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator. Each Plan Rule will be uniform and nondiscriminatory with respect to similarly situated individuals.

12.22 PLAN YEAR. A "Plan Year" is the 12-month period beginning on January 1 of each calendar year and ending on December 31 of such calendar year.

12.23 PRE-TAX CONTRIBUTION ACCOUNT. The "Pre-Tax Contribution Account" is the account established pursuant to clause (a) of Section 4.1 to evidence Pre-Tax Contributions made on behalf of a Participant.

12.24 PRE-TAX CONTRIBUTIONS. "Pre-Tax Contributions" means contributions made pursuant to Section 3.1.

12.25 PROFIT SHARING CONTRIBUTION ACCOUNT.  The "Profit Sharing
Contribution Account" is the account established pursuant to clause (b) of
Section 4.1 to evidence Profit Sharing Contributions made on behalf of a Participant.

12.26 PROFIT SHARING CONTRIBUTIONS. "Profit Sharing Contributions" means contributions made pursuant to Section 3.2.

12.27 QUALIFIED EMPLOYEE. A "Qualified Employee" is any person who performs services for a Participating Employer as a common-law employee, excluding, however, any such person who is -

            (a) covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and the Participating Employer, and who is not, as a result of such bargaining, specifically covered by this Plan; or

            (b) a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

12.28 ROLLOVER ACCOUNT. The "Rollover Account" is the account established pursuant to clause (c) of Section 4.1 to evidence the amounts, if any, rolled over from an individual retirement arrangement or another qualified plan, or transferred directly from another qualified plan with respect to a Participant, pursuant to Section 3.3.

12.29 SECTION 415 WAGES. (A) An individual's "Section 415 Wages" for any period is the sum of all remuneration received by such individual during such period from all Affiliated Organizations that constitutes "compensation" within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder.

      (B) The Administrator may, in his or her discretion, for any Plan Year, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such Plan Year; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any Plan Year.

      (C) Section 415 Wages will not include the amount by which an individual's remuneration is reduced in connection with an election by the individual made pursuant to a plan maintained under Code section 125 or 401(k).

12.30 TERMINATION OF EMPLOYMENT. For purposes of determining entitlement to a distribution under this Plan, a Participant will be deemed to have terminated employment only if he or she has completely severed his or her employment relationship with all Participating Employers and other Affiliated Organizations or if the Affiliated Organization with which he or she is employed ceases to be an Affiliated Organization. Neither transfer of employment among Participating Employers and other Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a permanent total disability, or any other leave of absence will constitute a termination of employment. Notwithstanding the preceding sentence, a Participant who, in conjunction with the disposition of all or any portion of a business operation of the Participating Employer or an Affiliated Organization which is not a disposition of a subsidiary or substantially all of the assets used in a trade or business of the Participating Employer or Affiliated Organization within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) are satisfied, transfers employment to the acquiror of such business operation or to any affiliate of such acquiror will not be considered to have terminated employment. If a Participant is deemed to have continued employment by reason of the preceding sentence, such sentence will continue to apply to such Participant in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquiror or any subsequent acquirors that is not a disposition of a subsidiary of such acquiror or of substantially all of the assets used in a trade or business of such acquiror within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) are satisfied. Except in conjunction with such a disposition of a subsidiary or substantially all of the assets used in a trade or business of the seller that satisfies the requirements of Code section 401(k)(10)(B) and (C), such a Participant will be considered to have terminated employment only when he or she has severed the employment relationship with all such acquirors and their affiliates.

12.31 TESTING WAGES. (A) An individual's "Testing Wages" for any period is the sum of all of his or her remuneration from all Affiliated Organizations that is reportable in box 1 (wages, tips, other compensation) of Internal Revenue Service Form W-2, increased by the amount by which the individual's remuneration is reduced in connection with an election by the individual made pursuant to a Plan maintained under Code section 125 or 401(k).

      (B) In no event will an individual's Testing Wages for any Plan Year be taken into account to the extent they exceed $150,000 (automatically adjusted for increases in the cost of living in accordance with Treasury Regulations).

      (C) In the case of a Participant who is a Highly Compensated Employee described in clause (1) of Section 12.16(A), or a Highly Compensated Employee described in clause (2) or (3) of Section 12.16(A) whose Testing Wages for a Plan Year are not less than the Testing Wages of at least ten other Highly Compensated Employees (determined in each case without regard to Section 12.16(C) and this subsection), the limitation set forth in Subsection (B) will be applied to the Participant, the Participant's spouse and the Participant's lineal descendants who have not attained age 19 before the last day of the Plan Year in question as if they were a single Participant.

      (D) The Administrator may, in his or her discretion, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.

12.32 TREASURY REGULATIONS. "Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

12.33 TRUST. The "Trust" is that created by the Company, as grantor, for purposes of implementing benefits under the Plan, and may, as from time to time amended, be referred to as the "Nash-Finch Company Profit Sharing Trust."

12.34 TRUSTEE. The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

12.35 VALUATION DATE. A "Valuation Date" is the last day of each calendar quarter and such interim dates as the Administrator may from time to time specify pursuant to Section 4.2(B).

                                 ARTICLE XIII
                           ADMINISTRATION OF PLAN

13.1 ADMINISTRATOR, NAMED FIDUCIARY. (A) The general administration of the Plan and the duty to carry out its provisions is vested in the Company, which is the "named fiduciary" of the Plan for purposes of the Employee Retirement Income Security Act of 1974, as amended. To carry out such duties, the Company's Board will appoint a Committee of three members who will serve at the pleasure of the Board. Any Committee member may be dismissed at any time, with or without cause, on ten days' notice from the Company's Board.
Any Committee member may resign by delivering his or her written resignation to the Company's Board. Vacancies arising by the death, resignation or removal of a Committee member will be filled by the Company's Board.

      (B) The Committee will elect one of its number to serve as Chair. The Chair will preside at all meetings of the Committee or will delegate such responsibility to another Committee member. The Committee will elect one person to serve as Secretary to the Committee. The Secretary may, but need not, be a member of the Committee. All third parties may rely on any communication signed by the Secretary, acting as such, as an official communication from the Committee.

      (C) Any and all acts of the Committee will be by majority rule; provided, first, that if at any time, there are less than three members of the Committee in office, pending the appointment of a successor to fill an existing vacancy, the remaining members have the authority to act; and, second, that if the Board fails to fill a vacancy, and in any event, until the Board fills the vacancy, the remaining members of the Committee may appoint an interim Committee member to fill any vacancy occurring on the Committee. The Committee may act by vote taken in a meeting, or by action taken in writing without the formality of convening a meeting. The Secretary will keep written minutes of each meeting, and of all actions taken without a meeting, including the vote of each Committee member as to all matters considered.

      (D) The Committee may delegate to each or any one of its members or to its Secretary authority to sign any documents on its behalf, or to perform ministerial acts, but no member to whom such authority is delegated may perform any act involving the exercise of any discretion other than pursuant to a written delegation pursuant to Subsection (E).

      (E) The Committee may delegate to any person, whether or not such person is a Committee member, any fiduciary duty under the Plan. Each such delegation must be in writing and must be furnished to the person to whom the duty is delegated. Upon such person's filing an acknowledgement and acceptance of such delegation, that person will become a fiduciary of the Plan and Administrator with respect to that duty and, to the extent allowed under applicable law, the Committee will be relieved of fiduciary responsibility with respect to that duty. Such person's fiduciary responsibility with respect to that duty will terminate upon revocation of such delegation by the Committee or upon revocation of such acceptance by such person. Any such revocation must be in writing, and will be effective upon delivery thereof to the person to whom the duty was delegated or to a member of the Committee, as the case may be.

      (F) The Committee will render an annual report to the Company's Board. All actions taken by the Committee will be deemed to be those of the Company acting as Administrator.

13.2  COMPENSATION AND EXPENSES.   An employee of an Affiliated
Organization performing administrative duties in connection with the Plan will receive no compensation from the Fund for such services, but will be entitled to reimbursement from the Fund for all sums reasonably and necessarily expended in the performance of such duties. The Administrator may retain such independent accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan and may pay reasonable compensation from the Fund for such services. Any such reimbursement or compensation and all other costs of administering the Plan will, to the extent not paid by the Participating Employers, be paid by the Trustee from the Fund upon statements issued by the Administrator.

13.3 ADOPTION OF RULES. The Administrator has the discretionary power to make and enforce such Plan Rules the Administrator deems to be required or advisable for the effective administration of the Plan.

13.4 ADMINISTRATOR'S DISCRETION. The Administrator has the discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the provisions of the Plan and Plan Rules, including the power to remedy ambiguities, inconsistencies, omissions and erroneous account balances. In the exercise of discretionary powers, the Administrator will treat all similarly situated Participants and Beneficiaries uniformly.

13.5 INDEMNIFICATION. The Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of any Affiliated Organization against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

13.6 BENEFIT CLAIM PROCEDURE. If a request for a benefit by a Participant or Beneficiary of a deceased Participant is denied in whole or in part, he or she may within 30 days after denial file with the Administrator a written claim objecting to the denial. Not later than 90 days after receipt of such claim, the Administrator will render a written decision on the claim to the claimant. If the claim is denied in whole or in part, such decision will include: the reasons for the denial; a reference to the Plan provision that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the Plan's claim procedure. Not later than 60 days after receiving the Administrator's written decision, the claimant may file with the Administrator a written request for review of the Administrator's decision, and the claimant or the representative may thereafter review Plan documents that relate to the claim and submit written comments to the Administrator. Not later than 60 days after the Administrator's receipt of the request for review, the Administrator will render a written decision on the claim, which decision will include the specific reasons for the decision, including references to specific Plan provisions where appropriate. The 90- and 60-day periods during which the Administrator must respond to the claimant may be extended by up to an additional 90 or 60 days, respectively, if circumstances beyond the Administrator's control so require and if notice of such extension is given to the claimant.

13.7 CORRECTION OF ERRORS. If the Committee determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Committee may enter into an agreement with such Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

                                 ARTICLE XIV
                               MISCELLANEOUS

14.1 MERGER, CONSOLIDATION, TRANSFER OF ASSETS. (A) If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

      (B) If any other plan is merged into this Plan, any provisions unique to the Accounts resulting from such merger will be set forth on an exhibit to the Plan.

14.2  LIMITED REVERSION OF FUND.  (A)  Except as provided in Subsection
(B), no corpus or income of the Trust will at any time revert to Participating Employer or be used other than for the exclusive benefit of Eligible Employees, Participants and Beneficiaries by paying benefits and, if applicable, administrative expenses of the Plan.

      (B)   Notwithstanding any contrary provision in the Plan,

            (1) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under section 401(a) of the Code and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to such Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan, as adopted by that Participating Employer, is not qualified or the Trust is not tax exempt; provided, that the Participating Employer requests such determination within a reasonable time after adoption of the Plan, and the repayment by the Trustee to such Participating Employer is made within one year after the date of denial of qualification of the Plan; and

            (2) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to such Participating Employer upon the Participating Employer's written request; provided, that such repayment is made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. The amount returned to the Participating Employer will not include any investment gains or earnings but will be reduced by any investment losses. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

14.3 TOP-HEAVY PROVISIONS. (A) The following provisions will apply to and control the operation and administration of the Plan for those Plan Years during which the Plan is a top-heavy plan.

            (1) Notwithstanding the provisions of Sections 3.1 and 3.2, the amount of contributions (excluding Pre-Tax Contributions) made and allocated for such Plan Year on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year (whether or not such Participant completed at least 1000 Hours of Service during the Plan Year), expressed as a percentage of the Participant's Testing Wages for the Plan Year, will be at least equal to the lesser of

                  (a)   three percent, or

                  (b) the largest percentage of such Testing Wages at which contributions (including Pre-Tax Contributions) are made and allocated on behalf of any key employee for such Plan Year.

            (2) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or qualified defined benefit plan during a Plan Year, the provisions of clause (1) will be applied for such Plan Year -

                  (a) by taking into account employer contributions (other than elective contributions for a non-key employee) on behalf of the Participant under all such defined contribution plans;

                  (b) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of -

                        (i) the Participant's average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                        (ii) the lesser of (A) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan, or (B) 20 percent.

            (3) Each Participant's vested interest in his or her Profit Sharing Contribution Account will be the vested interest otherwise determined under the Plan or determined in accordance with the following schedule, whichever provides the greater vested interest for the
      Participant:


                  YEARS OF VESTING SERVICE      EXTENT OF VESTED INTEREST
                  ------------------------      -------------------------

                    Less than Two Years                        0%
                              Two Years                       20%
                            Three Years                       40%
                             Four Years                       60%
                             Five Years                       80%
                      Six or more Years                      100%

      If the Plan ceases to be a top-heavy plan, the portion of a Participant's Profit Sharing Contribution Account that has vested pursuant to the foregoing schedule will remain nonforfeitable, notwithstanding the subsequent application of the otherwise applicable vesting schedule to amounts subsequently allocated to the Profit Sharing Contribution Account.

      (B)   For purposes of Subsection (A),

            (1)   (a)   The Plan will be a "top-heavy plan" for a particular
            Plan Year if, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

                  (b) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                        (i) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                        (ii) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                        (iii) The Account balances of any key employee and any
                  employee who is not a key employee who has not performed an Hour of Service of the type specified at Section 10.3(A)(1) at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                        (iv) The terms "key employee" and "employee" include the Beneficiaries of such persons who have died.

            (2)   (a)   Notwithstanding the provisions of clause (1), this
            Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (1).

                  (b) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

                  (c) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

            (3) The "required aggregation group" consists of (i) each plan of an Affiliated Organization in which a key employee participates, and
      (ii) each other plan of an Affiliated

      Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) and 410.

            (4) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

            (5) For purposes of applying clauses (2), (3) and (4) of this Subsection (B), any qualified defined contribution plan maintained by a Participating Employer or another Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

      (C) A "key employee" is any person who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

            (1) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose compensation for such Plan Year exceeds 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 persons, or (b) the greater of (i) three persons or
      (ii) ten percent of the number of the Affiliated Organization's employees, excluding for purposes of determining the number of such officers, any employees that are excluded pursuant to Section 12.16(A)(2)(b);

            (2) The owner of an interest in the Affiliated Organization, including business entities that are required to be aggregated under Code section 414(b), (c) or (m), that is not less than the interest owned by at least ten other persons employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her compensation for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

            (3) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization's stock; or

            (4) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose compensation for such Plan Year exceeds $150,000.

For purposes of this Subsection (C), the term "compensation" has the same meaning as in Section 12.16(B)(2) and ownership of the Affiliated Organization's stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

      (D) If an Affiliated Organization maintains a qualified defined contribution plan and a qualified defined benefit plan, the limitation on combined contributions and accrued benefits will be adjusted by substituting "100 percent" for "125 percent" in the definitions of the defined benefit fraction and the defined contribution fraction in Section 9.5; provided, first, that this Subsection (D) will be applied prospectively only to prohibit additional contributions allocated, and forfeitures reallocated, to and defined benefit accruals for, a Participant and will not reduce any allocations or reallocations made to, or benefits accrued for, such Participant prior to the Plan Year for which it first becomes effective; and, second, that if the Plan would not be a top heavy plan if "90 percent" were substituted for "60 percent" in clause (1)(a) of Subsection (B), this Subsection (D) will not apply if -

            (1) the aggregate employer contribution (other than elective contributions) under all such qualified defined contribution plans on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year is not less than seven and one-half percent of his or her Testing Wages for the Plan Year, or

            (2) the accrued benefit for each Participant under the qualified defined benefit pension plan is not less than the benefit described in Subsection (A)(2)(b), applied by substituting "three percent" for "two percent" in item (A) of clause (ii) and "30 percent" for "20 percent" in item (B) of clause (ii).

14.4 NO EMPLOYMENT RIGHTS CREATED. The establishment and maintenance of the Plan neither give any Employee a right to continuing employment nor limit the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

                             NASH-FINCH COMPANY
                              PROFIT SHARING PLAN

                                   EXHIBIT A

                   SPECIAL PROVISIONS APPLICABLE TO FORMER
          PARTICIPANTS IN THE THOMAS & HOWARD COMPANY, INCORPORATED
           AND AFFILIATED EMPLOYERS PROFIT-SHARING PLAN AND TRUST


Effective as of January 1, 1987, the Thomas & Howard Company, Incorporated and Affiliated Employers Profit-Sharing Plan and Trust, as separately adopted and applied to Thomas & Howard Company of Hickory, Inc., T & H Service Merchandisers, Inc., Thomas & Howard Company of Rocky Mount, Inc. and Virginia Foods of Bluefield, Inc. ("Thomas & Howard Plan"), was amended by way of adoption of the Plan. For purposes of applying the provisions of the Plan to the participation of participants in the Thomas & Howard Plan prior to January 1987 ("Thomas & Howard Participants") from and after January 1987, and to the assets and liabilities attributable to contributions made by and on behalf of Thomas & Howard Participants, the terms of this Exhibit A control to the extent such terms are inconsistent with the remaining provisions of the Plan.

(1) A separate account will be maintained for each Thomas & Howard Participant with respect to assets and liabilities of the Trust Fund attributable to contributions made on his or her behalf under the Thomas & Howard Plan for Plan Years beginning prior to January 1, 1987.

(2) A Thomas & Howard Participant will acquire a vested, nonforfeitable interest in his or her separate account established pursuant to paragraph (1) above, in accordance with the following rules.

      (a) Such a Participant will acquire a fully vested interest in such separate account upon attaining age 65 or upon his or her death or becoming totally and permanently disabled (unable to continue his or her usual and customary employment with the Affiliated Organizations, as determined by a physician selected by the Administrator) prior to his or her termination of employment.

      (b) (i) Upon such a Participant's termination of employment in circumstances other than those described in clause (a) above, the Participant will acquire a vested interest in such separate account to the extent set forth in the following schedule:


             YEARS OF SERVICE             EXTENT OF VESTED INTEREST
             ----------------             -------------------------

             Less than 3                             0%
                       3                            20%
                       4                            40%
                       5                            60%
                       6                            80%
               7 or more                           100%

            (ii) For purpose of applying, the foregoing schedule, the number of such Participant's Years of Service is the sum of:

                  (A) The number of years of service that he or she had completed under the Thomas & Howard Plan as of the last day of the Plan Year ending prior to December 31, 1986; plus

                  (B) One year, if he or she completes at least 1000 Hours of Service during the 12-month period that begins on the first day of the most recent Plan Year that commences prior to January 1987; plus

                  (C) The number of Plan Years, commencing with the Plan Year that begins on January 1, 1987, during each of which he or she completes at least 1000 Hours of Service.

            (iii) Following a Participant's termination of employment, prior to its forfeiture and reallocation in accordance with the next sentence, the nonvested portion of a Participant's separate account will be invested in accordance with the Plan Rules. The nonvested portion of such a Participant's separate account will be forfeited upon his or her incurring five consecutive One-Year Breaks in Service (determined on the basis of Plan Year computation periods) following his or her termination of employment. Such forfeited amount will be reallocated, as of the last day of the Plan Year during which such forfeiture occurred, among the separate accounts of those Thomas & Howard Participants who, as of the last day of such Plan Year, were employed as Qualified Employees of the Participating Employer with whom the terminating Participant was last employed. Each such Participant's allocated share of such forfeiture will bear the same ratio to the total amount of such forfeiture as such Participant's Eligible Earnings for such Plan Year bears to the total amount of Eligible Earnings of all such Participants who are eligible to share in such forfeiture allocation.

      (c) Such a Participant will, at all times, have a fully vested interest in any Rollover Account established under the Thomas & Howard Plan on his or her behalf.

(3) Appointments of beneficiaries to receive the undistributed portion of such separate account following the death of a Thomas & Howard Participant will be made in accordance with the provisions of Section 8.2.

(4) Distribution of such separate account following a Thomas & Howard Participant's termination of employment or attainment of age 70-1/2 will be made in accordance with the provisions of Article VIII.

                             NASH FINCH COMPANY
                              PROFIT SHARING PLAN

                                   EXHIBIT B

           SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE TIMBERLAKE GROCERY COMPANY OF MACON PROFIT SHARING
                              PLAN AND TRUST.

Effective as of January 1, 1991, the Timberlake Grocery Company of Macon Profit Sharing Plan and Trust ("Timberlake Plan") maintained by the Timberlake Grocery Company of Macon ("Timberlake") was merged into the Nash-Finch Company Profit Sharing Plan. All benefits accrued and unpaid under the Timberlake Plan as of the date of the merger were transferred to this Plan. Notwithstanding anything in this Plan to the contrary, the following provisions of this Exhibit B apply to former participants in the Timberlake Plan and to the benefits transferred from the Timberlake Plan on behalf of such former participants:

(1) Separate accounts will be maintained for Timberlake Plan participants with respect to assets and liabilities of the Trust Fund attributable to amounts transferred from the Timberlake Plan. More than one separate account may be established if required by the Plan or if considered advisable by the Plan Administrator.

(2) Former Timberlake Plan participants for whom a separate account is established pursuant to paragraph (1) above will at all times be fully vested in the amounts held in such accounts to the extent attributable to the participant's Basic Contribution Account and Rollover Account under the Timberlake Plan. Any other amounts held in such accounts on behalf of a former Timberlake Plan participant will become vested in accordance with the following rules:

      (a) Full vesting will occur upon the participant's death, Disability or Retirement. Whether Disability or Retirement has occurred will be determined under the terms of the Timberlake Plan as in effect immediately prior to the merger.

      (b) In all other cases, vesting will be determined according to the following schedule:


                                                         VESTED
                YEARS OF SERVICE                       PERCENTAGE
                ----------------                       ----------

            Less than 3 years                               0%
            3 years but less than 4                        20%
            4 years but less than 5                        40%
            5 years but less than 6                        60%
            6 years but less than 7                        80%
            7 years or more                               100%

            For purposes of applying this schedule, a participant's Years of Service will be the sum of the following:

            (i) the participant's full years of service under the Timberlake Plan as of December 31, 1990, plus

            (ii) One Year of Service if the participant would have been credited with a year of service under the Timberlake Plan for a 12-month period beginning after January 1, 1991 and on or before December 31, 1991 had the merger not occurred;

            (iii) the number of the participant's Years of Service for service on and after January 1, 1991 determined in accordance with the terms of the Plan.

      (c) In the case of a former Timberlake Plan participant whose unvested benefits are transferred to the Plan and who thereafter receives, not later than the last day of the second Plan Year following the Plan Year during which he or she terminates employment, a distribution of his or her entire vested account balance under the Plan, the unvested portion of the participant's separate account will, as of the last day of the Plan Year during which such distribution occurs, be forfeited and be used to reduce the amount of the Profit Sharing Contributions for such Plan Year of the Participating Employer with whom he or she was last employed and, to the extent not so used, for subsequent Plan Years; provided, that, if such participant (i) received a distribution of less than the entire balance of his or her separate accounts, (ii) resumes employment with a Participating Employer as a Qualified Employee, and
      (iii) repays to the Trustee the full amount distributed from his or her separate account before the earlier of five years following the date of his or her reemployment with the Participating Employer as a Qualified Employee, or the date on which he or she incurs five consecutive One-Year Breaks in Service, then the amount of any forfeitures will be restored by the Participating Employer to his or her separate account, unadjusted for any change in value occurring after the Valuation Date on which the distribution was based. Such restoration will be made from forfeitures that arise for the Plan Year for which such restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer will contribute an amount sufficient to restore such separate accounts.

      (d) Except as otherwise provided in subparagraph (c), the unvested portion of a former Timberlake Plan participant's separate account will be held in the account following the participant's termination of employment until he or she incurs five consecutive One-Year Breaks in Service, at which time such portion will be forfeited and used to reduce the amount of the Profit Sharing Contribution of the Participating Employer with whom the participant was last employed for the Plan Year during which such forfeiture occurs and, to the extent not so used, for succeeding Plan Years.

      (e) Notwithstanding anything in this paragraph (2) to the contrary, all amounts held on behalf of a former Timberlake Plan participant whose unvested benefits were forfeited prior to the plan merger and whose forfeited benefits have not been restored to his or her separate account, will be fully vested. If such a participant is reemployed by an Employer as an Employee prior to incurring five consecutive One-Year Breaks in Service, the amount forfeited prior to the merger will be restored as follows:

            (i) If the former Timberlake Plan participant received a distribution of his or her entire vested balance attributable to the Timberlake Plan not later than the last day of the second Plan Year following the Plan Year during which his or her employment terminated, the amount forfeited will be restored only if such participant repays to the Plan the full amount distributed before the earlier of five years following the date of his or her reemployment with a Participating Employer as a Qualified Employee, or the date on which he or she incurs five consecutive One-Year Breaks in Service.

            (ii) If clause (i) does not apply, the amount forfeited will be restored upon such participant's completion of a Year of Service. No repayment to the Plan is required.

            (iii) Restoration of accounts pursuant to (i) or (ii) above will be done in a manner similar to the manner described in subparagraph (c).

      (f) If amounts forfeited by a former Timberlake Plan participant are restored to such participant's separate account pursuant to subparagraph
      (e)(ii), or the unvested portion of a participant's separate account is being held pursuant to subparagraph (d), and such participant is not fully vested at the time of his or her subsequent termination, his or her vested interest in the portion of his separate account subject to vesting will not be less than the amount "X" determined by the formula:
      X = P (AB + (RxD)) - (RxD), where P is his or her vested percentage at the time of determination; AB is the value of the relevant portion of his or her separate account at the time of determination; D is the amount previously distributed; and R is the ratio of the relevant portion of the separate account at the time of determination, to such portion of the account immediately following the distribution.

(3) Appointments of beneficiaries to receive the undistributed portion of such separate accounts will be made in accordance with Section 8.2.

(4) Distribution of such separate account following a former Timberlake Plan participant's termination of employment or attainment of age 70-1/2 will be made in accordance with the provisions of Article VIII.

(5) Former Timberlake Plan participants may make withdrawals from the portion of a separate account established pursuant to paragraph (1) above that is attributable to basic contributions under the Timberlake Plan, subject to the following:

      (a) Such participants may withdraw all or any portion of the withdrawable assets in their separate accounts at any time after attaining age 59-1/2.

      (b) Prior to age 59-1/2, withdrawals will be permitted only for an immediate and heavy financial need of the participant for which funds are not reasonably available from other resources of the participant.
      If approved by the Administrator, such withdrawal will equal the lesser of (i) the amount required to be distributed to meet the need created by the hardship, (ii) the participant's basic contributions under the Timberlake Plan (less any amounts previously withdrawn by the participant, whether before or after the merger). The circumstances which may warrant approval of a participant's application for a hardship withdrawal are:

            (i) Educational expenses for undergraduate education for the participant or his or her dependents;

            (ii) Medical expenses (to the extent not otherwise reimbursed under any other medical care programs) incurred by the participant or his or her dependents;

            (iii) Expenses for the purchase of a principal residence or major alteration thereto; or

            (iv) Such other circumstances as the Administrator may determine to be within the intent of this section and permitted under Code section 401(k).

      The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in a uniform and non-discriminatory manner.

      (c) No more than one withdrawal under subparagraph (a) and one hardship withdrawal under subparagraph (b) will be permitted during any 12-month period.

                             NASH-FINCH COMPANY
                      PROFIT SHARING TRUST AGREEMENT
                 (AS RESTATED EFFECTIVE JANUARY 1, 1994)

                             NASH-FINCH COMPANY
                        PROFIT SHARING TRUST AGREEMENT


                            TABLE OF CONTENTS

                                                                           PAGE

PREAMBLE...................................................................  1

ARTICLE I    GENERAL.......................................................  2

      1.1     Name of Trust................................................  2
      1.2     Acceptance of Trust..........................................  2
      1.3     Part of Plan.................................................  2
      1.4     Certification of Fiduciaries and Administrator...............  2
      1.5     Construction and Applicable Law..............................  2
      1.6     Board........................................................  2
      1.7     Committee....................................................  2

ARTICLE II   TRUST FUND....................................................  3

      2.1     Composition..................................................  3
      2.2     Contributions................................................  3
      2.3     Exclusive Benefit of Participants and Beneficiaries..........  3

ARTICLE III  TRUSTEE.......................................................  4

      3.1     General Responsibility.......................................  4
      3.2     Powers of Trustee............................................  5
      3.3     Compensation and Expenses....................................  7
      3.4     Records and Accountings......................................  8
      3.5     Record Retention.............................................  8

ARTICLE IV   INVESTMENTS...................................................  9

      4.1     General......................................................  9
      4.2     Appointment of Insurance Company as Investment Manager....... 10
      4.3     Appointment of Investment Adviser as Investment Manager...... 11
      4.4     Appointment of Bank as Investment Manager.................... 13
      4.5     Directions of Committee...................................... 15

ARTICLE V    CHANGE IN TRUSTEE............................................. 18

      5.1     Resignation.................................................. 18
      5.2     Removal...................................................... 18
      5.3     Successor.................................................... 18
      5.4     Duties on Succession......................................... 18
      5.5     Changes in Organization of Trustee........................... 18

ARTICLE VI   MISCELLANEOUS................................................. 19

      6.1     Benefits May Not Be Assigned or Alienated.................... 19
      6.2     Evidence..................................................... 19
      6.3     Dealings of Others With Trustee.............................. 19
      6.4     Insurance Company Not Party.................................. 19
      6.5     Audits....................................................... 19
      6.6     Successor Company............................................ 19
      6.7     Waiver of Notice............................................. 19
      6.8     Headings..................................................... 19
      6.9     Use of Compounds of Word "Here".............................. 19
      6.10    Construed as a Whole......................................... 19
      6.11    Counterparts................................................. 20

ARTICLE VII  AMENDMENT AND TERMINATION..................................... 21

      7.1     No Diversion................................................. 21
      7.2     Amendment.................................................... 21
      7.3     Termination of Plan.......................................... 21
      7.4     Transfer to Other Funding Agency............................. 22

                              NASH-FINCH COMPANY
                        PROFIT SHARING TRUST AGREEMENT


      This Trust Agreement is made and entered into as of January 1, 1994, by and between NASH-FINCH COMPANY, a Delaware corporation (the "Company"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association with trust powers, as trustee (the "Trustee").

                                 RECITALS:

      1. The Company maintains the Nash-Finch Company Profit Sharing Plan (the "Plan") and, in connection therewith, has previously created an implementing trust. An organization that is affiliated with the Company in a manner specified in the Plan may adopt the Plan for the benefit of its eligible employees and the Company and each such organization that has adopted the Plan is sometimes referred to in this Agreement as a "Participating Employer."

      2.    The Trustee is the duly appointed and acting trustee of the trust.

      3. In connection with the restatement of the Plan in the manner set forth in the 1994 Revision thereof, the Company and the Trustee desire to restate the terms of the agreement evidencing the trust.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

                                  ARTICLE I
                                   GENERAL

1.1 NAME OF TRUST. The name of the Trust evidenced by this Trust Agreement is the "Nash-Finch Company Profit Sharing Trust" (the "Trust").

1.2 ACCEPTANCE OF TRUST. The Trustee confirms its prior acceptance of its appointment as trustee of the Trust.

1.3 PART OF PLAN. This Trust forms a part of the Plan. The Company warrants that promptly upon the adoption of any amendment to the Plan it will furnish the Trustee with a copy of the amendment and with an appropriate certificate evidencing its due adoption. The Company further agrees that no amendment of the Plan will have the effect of changing the rights, duties or obligations of the Trustee without its written consent. The Trustee may rely on the latest Plan document furnished it as above provided without further inquiry or verification.

1.4 CERTIFICATION OF FIDUCIARIES AND ADMINISTRATOR. The Secretary or an Assistant Secretary of the Company will certify to the Trustee the names of the Committee members and of each other person who has authority on behalf of the Company to direct the Trustee as to disbursements from the Fund for purposes of the Plan and to communicate with the Trustee with respect to any other matter or matters relating to the Fund and will provide the Trustee with a specimen signature of each such person. Action by the Board of a Participating Employer will be certified by the Secretary or an Assistant Secretary of the Participating Employer. The Trustee may rely on the latest relevant certificate without further inquiry or verification.

1.5 CONSTRUCTION AND APPLICABLE LAW. This Trust is intended to constitute a qualified trust under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") exempt from federal income tax under section 501(a) of the Code, and the Trustee may assume such, until advised to the contrary. The Company and the Trustee also intend that the Trust be in full compliance with applicable requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and this Agreement will be construed and administered consistent with such intent. To the extent that state law is not preempted by ERISA or any other laws of the United States, this Agreement will also be construed, administered and enforced according to the internal laws of the State of Minnesota (without regard to the conflict of law rules of the State of Minnesota or of any other jurisdiction) and all controversies, disputes and claims arising under or in connection with this Agreement will be submitted to the United States District Court for the District of Minnesota.

1.6 BOARD. The "Board" is the board of directors of the Company or other Participating Employer in question. When this Agreement provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by such board of directors.

1.7 COMMITTEE. The "Committee" is the committee established pursuant to the provisions of the Plan to carry out certain duties and responsibilities related to the Plan and this Trust. When this Agreement provides for an action to be taken by the Committee, the action may be taken by any person who is authorized to take such action pursuant to a proper delegation by the Committee.

                                 ARTICLE II
                                 TRUST FUND

2.1 COMPOSITION. All sums of money, securities and other property acceptable to the Trustee and received by it to be held in trust under this Agreement or under any prior version of this Agreement, as evidenced by its receipts, from whatever source received, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part thereof from time to time remaining, will be held and administered by the Trustee, in trust, in a fund referred to herein as the "Fund," in accordance with the terms and provisions of this Agreement. The Fund will be held, administered and disbursed by the Trustee without distinction between principal and income.

2.2 CONTRIBUTIONS. The Trustee has no duty to require that any contributions be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any applicable resolution of the Board of any Participating Employer providing therefor, or to collect any transfers or contributions payable to it pursuant to the Plan. The responsibility of the Trustee is limited to the sums of money, securities and other property actually received by it.

2.3 EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES. The Fund will be used for the exclusive benefit of the participants and their beneficiaries covered by the Plan. Nothing contained in this Agreement, however, will be construed to prevent any right of return or refund of assets of the Fund to a Participating Employer as authorized under the Plan or to restrict the use of such assets for the payment of taxes, expenses of administration or other charges properly assessed against the Fund under the Plan or pursuant to this Agreement.

                                 ARTICLE III
                                   TRUSTEE

3.1 GENERAL RESPONSIBILITY. The general responsibilities of the Trustee are as follows:

      (a) Except as expressly otherwise provided in this Agreement, the Trustee has exclusive authority and discretion to manage and control the assets held in the Fund.

      (b) The Trustee will hold, administer, invest and reinvest, and disburse the Fund in accordance with the powers and subject to the restrictions stated in this Agreement.

      (c) The Trustee will disburse monies and other properties from the Fund in accordance with the direction of the Committee in such form as the Trustee may reasonably require. The Trustee is not liable for any disbursement made by it pursuant to such directions and has no duty to make inquiry as to whether any disbursement made by it pursuant to any such direction is made pursuant to the provisions of the Plan. The receipt of the payee will constitute a full acquittance to the Trustee.

      (d) The Trustee has the responsibilities, if any, expressly allocated to it by the Plan. Except as responsibilities may be expressly so allocated, the Trustee, in its capacity as such, has no responsibility or authority with respect to the operation and administration of the Plan, and the rights, powers and duties of the Trustee are governed solely by the terms of this Agreement without reference to the provisions of the Plan.

      (e) The Trustee will reimburse the Company from the Fund for expenses incurred by the Company or any employee or agent thereof in connection with the administration of the Plan to the extent permitted by ERISA and the Code upon its receipt of written statements therefor in form acceptable to the Trustee.

      (f) The Trustee will maintain separate investment funds and effect investment directions of Plan participants, beneficiaries of deceased participants and alternate payees under domestic relations orders that the Administrator has determined to be qualified under section 414(p) of the Code which directions are in accordance with the provisions of the Plan and this Agreement and such procedures as the Committee and the Trustee may from time to time establish.

      (g) The Trustee will establish and maintain a trust account with respect to the Plan. The Trustee will also establish and maintain such participant accounts and subaccounts as the Committee may direct and such other subaccounts as may be appropriate or desirable to aid in the administration of the Plan. The Committee will give instructions to the Trustee specifying the participant accounts and subaccounts to which transfers and contributions are to be added and from which withdrawals, distributions or transfers are to be subtracted and the amounts thereof.

      (h) The Trustee will provide such additional administrative services as may be agreed upon by the Company or the Committee and the Trustee.

3.2 POWERS OF TRUSTEE. The Trustee has the right, power and authority to take any action and to enter into and carry out every agreement with respect to the Fund that it deems necessary or advisable to discharge its responsibilities under this Agreement, and without limiting the generality of the foregoing and in addition to all other rights, powers and authorities expressly granted to the Trustee elsewhere in this Agreement, the Trustee has the following rights, powers and authorities to be exercised in its absolute discretion, except as otherwise expressly provided in this Agreement -


      (a) To hold securities and other properties in bearer form or in the name of a nominee or nominees without disclosing any fiduciary relationship; provided, however, that on the books and records of the Trustee such securities and properties will at all times be shown to be a part of the Fund, and no such registration or holding by the Trustee relieves it from liability for the safe custody and proper disposition of such securities and properties in accordance with the terms and provisions of this Agreement and the requirements of ERISA, the Code and other applicable law.

      (b) To sell, grant options to buy, transfer, assign, convey, exchange, mortgage, pledge, lease or otherwise dispose of any of the properties comprising the Fund at such prices and on such terms and in such manner as it may deem proper, and for terms within or extending beyond the duration of the Trust.

      (c) To manage, administer, operate, lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it; and to cause to be formed a corporation or trust to hold title to any such real property with such powers, all upon such terms and conditions as may be deemed advisable.

      (d) To renew or extend or participate in the renewal or extension of any note, bond or other evidence of indebtedness, or any other contract or lease, or to exchange the same, or to agree to a reduction in the rate of interest or rent thereon or to any other modification or change in the terms thereof, or of the security therefor, or any guaranty thereof, in any manner and to any extent that it may deem advisable in its absolute discretion; to waive any default, whether in the performance of any covenant or condition of any such note, bond or other evidence of indebtedness, or any other contract or lease, or of the security therefor, and to carry the same past due or to enforce any such default as it may in its absolute discretion deem advisable; to exercise and enforce any and all rights to foreclose, to bid in property on foreclosure; to exercise and enforce in any action, suit, or proceeding at law or in equity any rights or remedies in respect to any such note, bond or other evidence of indebtedness, or any other contract or lease, or the security therefor; to pay, compromise, and discharge with the funds of the Fund any and all liens, charges, or encumbrances upon the same, in its absolute discretion, and to make, execute, and deliver any and all instruments, contracts, or agreements necessary or proper for the accomplishment of any of the foregoing powers.

      (e) To borrow such sums of money for the benefit of the Fund from any lender upon such terms, for such period of time, at such rates of interest, and upon giving such collateral as it may determine; to secure any loan so made by pledge or mortgage of the trust property; and to renew existing loans.

      (f) To use the assets of the Fund, whether principal or income, for the purpose of improving, maintaining or protecting property acquired by the Fund, and to pay, compromise and discharge with the assets of the Fund any and all liens, charges or encumbrances at any time upon the same.

      (g) To hold uninvested reasonable amounts of cash whenever the Trustee determines it is advisable to do so to facilitate disbursements or for other operational reasons, and to deposit the same, with or without interest, in the commercial or savings departments of the Trustee or of any other bank, trust company or other financial institution including those affiliated with the Trustee.

      (h) To receive, collect and give receipts for every item of income or principal of the Fund.

      (i) To institute, prosecute, maintain or defend any proceeding at law or in equity concerning the Fund or the assets thereof, at the sole cost and expense of the Fund, and to compromise, settle and adjust any claims and liabilities asserted against or in favor of the Fund or of the Trustee; but the Trustee is under no duty or obligation to institute, maintain or defend any action, suit or other legal proceeding unless it has been indemnified to its satisfaction against any and all loss, cost, expense and liability it may sustain or anticipate by reason thereof.

      (j) To vote all stocks and to exercise all rights incident to the ownership of stocks, bonds or other securities or properties held in the Fund and to issue proxies to vote such stocks; to enter into voting trusts for such period and upon such terms as it may determine; to give general or special proxies or powers of attorney, with or without substitution; to sell or exercise any and all subscription rights and conversion privileges; to sell or retain any and all stock dividends; to oppose, consent to or join in any plan of reorganization, readjustment, merger or consolidation in respect to any corporation whose stocks, bonds or other securities are a part of the Fund, including becoming a member of any stockholders' or bondholders' committee; to accept and hold any new securities issued pursuant to any plan of reorganization, readjustment, merger, consolidation or liquidation; to pay any assessments on stocks or securities or to relinquish the same; and to otherwise exercise any and all rights and powers to deal in and with the securities and properties held in the Fund in the same manner and to the same extent as any individual owner and holder thereof might do.

      (k) To make application for any contract issued by an insurance company to be purchased under a Plan, to accept and hold any such contract, and to assign and deliver any such contract.

      (l) To employ such agents, experts, counsel and other persons (any of whom may also be employed by or represent a Participating Employer) deemed by the Trustee to be necessary or proper for the administration of the Trust; to rely and act on information and advice furnished by such agents, experts, counsel and other persons; and to pay their reasonable expenses and compensation for services to the Trust from the Fund. Notwithstanding the foregoing, no person so serving may receive compensation from the Fund for fiduciary services if such person, natural or otherwise, is affiliated with the Company, and no person so serving who already receives full-time pay from any Participating Employer may receive compensation from the Fund for fiduciary services, except for reimbursement of expenses properly and actually incurred.

      (m) To pay out of the Fund all real and personal property taxes, income taxes, and other taxes of any and all kinds levied or, assessed under existing or future laws against the Fund, without any approval or direction of the Company.

      (n) To pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, in the Trustee's opinion, it is or may be required to pay out of such benefit; and to require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee deems necessary for its protection.

      (o) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

      (p) To provide ancillary services to the Trust for not more than reasonable compensation.

      (q) To serve not only as Trustee but also in any other fiduciary capacity with respect to the Plan pursuant to such agreements or practices as the Trustee considers necessary or appropriate under the circumstances.

      (r) To participate in and use the Federal Book-entry Account System (a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities), or to use the Depository Trust Company, Midwest Trust Company or other generally accepted central depositories.

      (s) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers granted to the Trustee in this Agreement.

      (t) To bring action before any court of competent jurisdiction for instructions with respect to any matter pertaining to the interpretation of this Agreement or the administration of the Fund.

3.3 COMPENSATION AND EXPENSES. The Trustee is entitled to receive such reasonable compensation for its services as Trustee or in any other capacity in connection with the Plan as may be agreed upon with the Company. The Trustee is entitled to reimbursement for all reasonable and necessary costs, expenses and disbursements incurred by it in the performance of such services. Such compensation and reimbursements will be charged to and paid out of the Fund as an administrative expense, but if not so paid or if the Committee so specifies, will be paid directly by the Participating Employers in such proportions as the Committee determines.

3.4 RECORDS AND ACCOUNTINGS. The Trustee will keep accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions under this Agreement, and all records, books and accounts relating thereto will be open to inspection by the Committee at all reasonable times. As soon as reasonably practicable following the close of each annual accounting period of the Trust, and as soon as reasonably practicable after the resignation or removal of a Trustee has become effective, the Trustee will file with the Committee a written account setting forth all investments, receipts, disbursements and other transactions effected by it during such year, or during the part of the year to the date the resignation or removal is effective, as the case may be, and containing a description of all securities purchased and sold, the cost or net proceeds of sale, the securities and investments held at the end of such period and the cost of each item thereof as carried on the books of the Trustee. The accounting will also furnish the Committee such other information as the Trustee may possess and as may be necessary to comply with the reporting requirements of ERISA. If the fair market value of an asset in the Fund is not available, when necessary for accounting or reporting purposes the fair value of the asset will be determined in good faith by the Trustee, assuming an orderly liquidation at the time of such determination. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in an accounting, the Trustee has the right to have its account settled by a court of competent jurisdiction. The Trustee will make such other reports as may be agreed upon with the Company or the Committee.

3.5 RECORD RETENTION. The Trustee will retain its records relating to the Trust as long as necessary for the proper administration thereof and at least for any period required by ERISA or other applicable law.

                                 ARTICLE IV
                                 INVESTMENTS

4.1 GENERAL. Except as otherwise expressly provided in this Agreement, the Trustee has exclusive authority and discretion to invest and reinvest the principal and income of the Fund in real or personal property of any kind and will do so in accordance with ERISA and other applicable law. The Trustee is not limited by the laws of any state proscribing or limiting the investment of trust funds by corporate or individual trustees in or to certain kinds, types or classes of investments or limiting the value or proportion of the trust assets that may be invested in any one property or kind, type or class of investment. Without limiting the generality of the foregoing investments and reinvestments are also subject to the following -

      (a) Investments will be consistent with any funding policy or investment guidelines communicated to the Trustee in writing by the Committee pursuant to the Plan. The Trustee may rely on the latest such communication received by it without further inquiry or verification.

      (b) The Trustee may invest and reinvest principal and income of the Fund in common, preferred and other stocks of any corporation; voting trust certificates; interests in investment trusts, including, without limiting the generality thereof, participations issued by an investment company as defined in the Investment Company Act of 1940, as from time to time amended; bonds, notes and debentures, secured or unsecured; mortgages on real or personal property; conditional sales contracts; real estate and leases; and limited partnerships.

      (c) The Trustee may invest and reinvest the principal and income of the Fund through any common or collective trust fund or pooled investment fund maintained by the Trustee for the collective investment of funds held by it in a fiduciary capacity. The provisions of the document governing any such common or collective trust fund as it may be amended from time to time govern any investment therein and are hereby made a part of this Agreement.

      (d) The Trustee may commingle for investment all or any part of the funds of the Fund with funds of other trusts entitled to tax exemption under section 501(a) of the Code established by the Company or any entity directly or indirectly controlling, controlled by, or under common control with the Company; provided that records are at all times maintained of the portion of the commingled funds properly allocable to each trust.

      (e) The Trustee may invest and reinvest the principal and income of the Fund by investing in an annuity contract or contracts (including any agreement or agreements supplemental thereto) issued by an insurance company.

      (f) The Trustee may engage in the writing, sale and buying in, of covered call option contracts; and the Trustee may acquire and may exercise options to purchase or sell securities or other assets.

      (g) The Trustee may invest and reinvest principal and income of the Fund in deposits (including savings accounts, savings certificates and similar interest-bearing instruments or accounts) in itself or its affiliates, provided such deposits bear a reasonable rate of interest and otherwise comply with ERISA, the Code and other applicable law.

      (h) The Declaration of Trust executed by Norwest Bank Minnesota, National Association on April 3, 1989, establishing the Norwest Bank Collective Funds for Employee Benefit Plans, is hereby made a part of this Agreement. Notwithstanding any other provision of this Agreement, the Trustee may cause any part or all of the money of this Trust without limitation as to amount to be commingled with the money of trusts created by others and invested and reinvested as a part of any one or more of the funds heretofore or hereafter created by said Declaration of Trust. Money of this Trust so added to any of the funds heretofore or hereafter created by said Declaration of Trust will be subject to all of the provisions of said Declaration of Trust as it is amended from time to time.

      (i) The Trustee may purchase or sell financial futures contracts in transactions executed through a generally recognized commodities or securities exchange.

      (j) The Trustee may transfer, at any time and from time to time, all or any part of the funds of the Trust to any trust which is qualified under section 401(a) and exempt under section 501(a) of the Code and is maintained as a medium for the pooling of a portion of the funds of pension and profit sharing trusts for diversifying investments, and may execute such documents and other instruments as may be necessary in connection therewith. The terms and provisions of any such trust will, upon such transfer and execution, be incorporated by reference into this Agreement to the extent of the assets so transferred.

      (k)   The Trustee may participate in interest rate swaps.

4.2  APPOINTMENT OF INSURANCE COMPANY AS INVESTMENT MANAGER.  The
Committee may appoint one or more insurance companies that meet the requirements of section 3(38) of ERISA to serve as an investment manager as defined in ERISA. The appointment of any such investment manager and investment of the Fund pursuant to such appointment are subject to the provisions of this Section 4.2, notwithstanding any other provisions of this Agreement to the contrary.

      (a) Written notice of each such appointment must be given to the Trustee a reasonable time in advance of the effective date of the appointment.

      (b) The Committee will determine the terms of each contract to be entered into between such insurance company and the Trustee (including any agreement or agreements supplemental thereto) pursuant to which investment management services are to be performed by the insurance company. On written direction of the Committee, the Trustee will make application for each such contract and will hold the contract as an asset of the Fund.

      (c) The Trustee will pay such premiums to the insurance company pursuant to such contract as may be directed in writing by the Committee; provided, however, that no such payment will be made until the Trustee has been furnished with an acknowledgement in writing by the insurance company that it is a fiduciary with respect to the Plan and this Trust.

      (d) Except as otherwise agreed in writing by the Trustee and the Committee, the Trustee will take only such actions as contractholder of such contract as may be directed in writing by the Committee.

      (e) Any direction by the Committee with respect to such contract will be complete as to the terms with respect thereto, it being intended that the Trustee will have no discretion whatsoever with respect to the provisions of such contract or actions taken pursuant thereto.

      (f) The Participating Employers jointly and severally agree to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs or reasonable expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Trustee at any time by reason of actions taken in connection with any such contract in accordance with directions of an insurance company or action omitted because no such directions are given. However, no such indemnification will be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of an insurance company acting as investment manager, knowing that such act or omission was a breach of fiduciary duty by said insurance company. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the Trustee for which the Trustee may be entitled to indemnification under this provision.

4.3  APPOINTMENT OF INVESTMENT ADVISER AS INVESTMENT MANAGER.  The
Committee may appoint one or more registered investment advisers under the Investment Advisers Act of 1940 to serve as an investment manager as defined in ERISA. The appointment of any such investment manager and investment of the Fund pursuant to such appointment are subject to the provisions of this
Section 4.3, notwithstanding any other provisions of this Agreement to the contrary.

      (a) Written notice of each such appointment must be given to the Trustee a reasonable time in advance of the effective date of the appointment. The notice will state what portion of the Fund is to be invested by the investment manager and will direct the Trustee to segregate such portion of the Fund into a separate account for the investment manager. Each such separate account is referred to in this section as an "Investment Account."

      (b) The Trustee will not act on any direction or instruction of the investment manager until the Trustee has been furnished with an acknowledgement in writing by the investment manager that it is a fiduciary with respect to the Plan and this Trust.

      (c) There will be a written agreement between the Company or Committee and each investment manager. The Trustee will receive a copy of each such agreement and all amendments thereto and will give written acknowledgement of receipt of same. Alternatively, the Committee may direct the Trustee to enter into such agreement and any ancillary agreements that the Committee determines to be necessary or appropriate. Each agreement with an investment manager will provide that:

            (1) All directions given by an investment manager to the Trustee will be in writing, signed by an officer or partner of the investment manager or by such other person as may be designated in writing by the investment manager; provided, however, that the Trustee will accept oral directions for the purchase or sale of securities, which will be confirmed by such authorized personnel of the investment manager in writing;

            (2) All settlements of purchases and sales will be in the city where the Trustee, or an agent thereof with custody of the assets in question, is located, or such other place as the Trustee may direct;

            (3) In all events the Trustee, or an agent thereof, is to retain physical custody of or title to all assets included in an Investment Account; and

            (4) The Committee, by written notice to the investment manager and the Trustee, may modify or terminate the authority of the investment manager.

      (d) Payment of the cost of the acquisition, sale or exchange of any security or other property for an Investment Account will be charged to that Investment Account unless the agreement between the Company, Committee or Trustee and the investment manager provides otherwise.

      (e) So long as the appointment of an investment manager is in effect, the investment manager has full power and authority to direct the Trustee as to, and full responsibility for, investment of its Investment Account and for the retention and disposition of any assets in its Investment Account. Subject to any limitations in the agreement between the Company, Committee or Trustee and the investment manager, the investment manager has the same investment discretion as is accorded the Trustee under Section 4.1. The Trustee may invest any portion of an Investment Account that would otherwise be held in cash but has no obligation to do so.

      (f) Unless the written agreement between the Company, Committee or Trustee and the investment manager expressly provides to the contrary, the Trustee has voting power with respect to all stocks and other securities in the Investment Account.

      (g) The Trustee will make available to an investment manager copies of or extracts from such portions of its accounts, books or records relating to the Investment Account of such investment manager as the Trustee may deem necessary or appropriate in connection with the exercise of the investment manager's function, or as the Committee may direct.

      (h) All charges (other than those covered in subsection (d) above) against each Investment Account will be made in such proportions as the Committee may direct from time to time.

      (i) If the authority of an investment manager is terminated and a successor investment manager is not appointed, the assets held in its Investment Account may or may not continue to be segregated as the Trustee may determine. Until receipt of written notice of the termination of the authority of an investment manager, the Trustee will be fully protected in assuming the continuing authority of such investment manager.

      (j) Any direction by an investment manager must be complete as to the terms with respect thereto, it being intended that the Trustee has no obligation whatsoever to invest or otherwise manage any asset of an Investment Account.

      (k) An investment adviser acting as investment manager is entitled to receive such reasonable compensation for services as may be agreed upon with the Committee. Such compensation will be paid from the Fund if not paid directly by the participating Employers in such proportions as the Committee may determine. The Trustee is not responsible for determining the reasonableness of any compensation paid to an investment adviser.

      (l) The Participating Employers jointly and severally agree to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs or reasonable expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of action taken in accordance with directions of an investment manager or action omitted because no such directions are given. However, no such indemnification will be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of an investment manager, knowing that such act or omission was a breach of fiduciary duty by said investment manager. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the Trustee for which the Trustee may be entitled to indemnification under this provision.

4.4 APPOINTMENT OF BANK AS INVESTMENT MANAGER. The Committee may appoint one or more banks that meet the requirements of Section 3(38) of ERISA to serve as an investment manager as defined in said Act. The appointment of any such investment manager and investment of the Fund pursuant to such appointment shall be subject to the following, notwithstanding any provisions of this Trust Agreement to the contrary.

      (a) Written notice of each such appointment must be given to the Trustee a reasonable time in advance of the effective date of the appointment. The notice will state what portion of the Fund is to be invested by the investment manager and will direct the Trustee to segregate such portion of the Fund into a separate account for such bank. Each such separate account is hereinafter in this section referred to as a "Bank Managed Account."

      (b) The Trustee will not act on any direction of the bank until the Trustee has been furnished with an acknowledgment in writing by the bank that it is a fiduciary with respect to the Plan and this Trust.

      (c) There will be a written agreement between the Company or Committee and each bank. The Trustee will receive a copy of each such agreement and all amendments thereto and will give written acknowledgement or receipt of same. Alternatively, the Committee may direct the Trustee to enter into such agreement and any ancillary agreements that the Committee determines to be necessary or appropriate. Each agreement with a bank will provide that:

            (1) All directions given by a bank to the Trustee will be in writing, signed by an officer or partner of the bank or by such other person as may be designated in writing by the bank; provided, however, that the Trustee will accept oral directions for the purchase or sale of securities, which will be confirmed by such authorized personnel of the bank in writing;

            (2) All settlement of purchases and sales will be in the city where the Trustee, or an agent thereof with custody of the assets in question, is located, or such other place as the Trustee may direct;

            (3) In all events, the Trustee, or an agent thereof, is to retain physical custody of or title to all of the assets included in a Bank Managed Account; and

            (4) The Committee, by written notice to the bank and the Trustee, may modify or terminate the authority of the bank.

      (d) Payment of the cost of the acquisition, sale or exchange of any security or other property for a Bank Managed Account will be charged to that Bank Managed Account unless the agreement between the Company, Committee or Trustee and the bank provides otherwise.

      (e) So long as the appointment of a bank as investment manager is in effect, the bank has full power and authority to direct the Trustee as to, and responsibility for, investment of its Bank Managed Account and for the retention and disposition of any assets in its Bank Managed Account. Subject to any limitations in the agreement between the Company, Committee or Trustee and the bank, the bank has the same investment discretion as is accorded the Trustee under Section 4.1. The Trustee may invest any portion of a Bank Managed Account that would otherwise be held by it in cash but has no obligation to do so.

      (f) Unless the written agreement between the Company, Committee or Trustee and the bank expressly provides to the contrary, the Trustee has voting power with respect to all stocks and other securities in the Bank Managed Account.

      (g) The Trustee will make available to the bank serving as investment manager copies of or extracts from such portions of its accounts, books or records relating to the Bank Managed Account of such bank as the Trustee may deem necessary or appropriate in connection with the exercise of the bank's function, or as the Committee may direct.

      (h) All charges (other than those covered in subsection (d) above) against each Bank Managed Account will be made in such proportions as the Committee may direct from time to time.

      (i) If the authority of a bank as investment manager is terminated and a successor investment manager is not appointed, the assets held in its Bank Managed Account may or may not continue to be segregated, as the Trustee may determine. Until receipt of written notice of the termination of the authority of a bank as investment manager, the Trustee will be fully protected in assuming the continuing authority of such bank.

      (j) Any direction by a bank as investment manager will be complete as to the terms with respect thereto, it being intended that the Trustee has no obligation whatever to invest or otherwise manage any asset of a Bank Managed Account.

      (k) A bank acting as investment manager is entitled to receive such reasonable compensation for its services as may be agreed upon with the Committee. Such compensation will be paid from the Fund if not paid directly by the Participating Employers in such proportions as the Committee determines. The Trustee is not responsible for determining the reasonableness of any compensation to be paid to a bank.

      (l) The Participating Employers jointly and severally agree to indemnify the Trustee for, and to hold it harmless against, any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, reasonably incurred by, or asserted against the Trustee at any time by reason of actions of a bank as investment manager, actions taken in accordance with directions of such bank, or action omitted because no such directions are given. However, no such indemnification will be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of a bank acting as investment manager, knowing such act or omission was a breach of fiduciary duty by said bank. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the Trustee for which the Trustee may be entitled to indemnification under this provision.

4.5 DIRECTIONS OF COMMITTEE. The Committee, as a named fiduciary, will direct the Trustee as to the establishment of three or more separate investment funds in accordance with the terms of the Plan, and may otherwise direct the Trustee as to the investment and reinvestment of all or a part of the Fund, subject to the following provisions of this Section 4.5, notwithstanding any other provisions of this Agreement to the contrary.

      (a) Written notice of each such direction must be given to the Trustee a reasonable time in advance of the effective date of the direction. Such notice will state what portion of the Fund is to be invested by the Committee and will direct the Trustee to segregate such portion of the Fund into a separate account for the Committee. Each such separate account is referred to in this section as a "Committee Account."

      (b) All directions given by the Committee to the Trustee must be in writing, signed by the duly authorized person or persons; provided that the Trustee will accept oral directions for the purchase or sale of securities which will be confirmed by such authorized personnel in writing.

      (c) All settlements of purchases and sales are to be in the city where the Trustee, or an agent thereof with custody of the assets in question, is located, or such other place as the Trustee may direct.

      (d) In all events the Trustee or an agent thereof is to retain physical custody of or title to all assets comprising a Committee Account.

      (e) Payment of the cost of the acquisition, sale or exchange of any security for a Committee Account will be charged to such Account.

      (f) The Committee has full power and authority to direct the Trustee as to, and full responsibility for, investment of each Committee Account and for the retention and disposition of any assets at any time included in each Committee Account. The Committee has the same investment discretion as is accorded the Trustee under
            Section 4.1 of this Agreement. The Trustee may invest any portion of a Committee Account that would otherwise be held in cash but has no obligation to do so.

      (g) The Trustee has the voting power with respect to all stocks and other securities in a Committee Account except to the extent written directions by the Committee to the Trustee grant voting power to the Committee.

      (h) The Trustee will make available to the Committee copies of or extracts from such portions of its accounts, books or records relating to any Committee Account as the Committee may direct.

      (i) All charges (other than those covered in subsection (e) above) against each Committee Account will be made in such proportions as the Committee may direct from time to time.

      (j) Any direction by the Committee must be complete as to its terms, it being intended that the Trustee will have no obligation whatsoever to invest or otherwise manage any asset of a Committee Account.

      (k) The Trustee will follow all proper directions of the Committee which are made in accordance with the terms of this Agreement and which are not contrary to Title I of ERISA.

      (l) The Participating Employers jointly and severally agree to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs or reasonable expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of actions taken in accordance with directions of the Committee in connection with a Committee Account or action omitted because no such directions are given. However, no such indemnification will be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission by the Committee, knowing that such act or omission was a breach of fiduciary duty of the Committee. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the Trustee for which the Trustee may be entitled to indemnification under this provision.

                                  ARTICLE V
                             CHANGE IN TRUSTEE

5.1 RESIGNATION. The Trustee may resign at any time by giving 90 days' advance written notice to the Company, to the attention of the General Counsel with a copy to the Treasurer.

5.2 REMOVAL. The Company may remove the Trustee by giving 30 days' advance written notice to the Trustee.

5.3 SUCCESSOR. In the event of the resignation or removal of the Trustee, the Company will promptly appoint a successor. If no appointment of a successor is made by the Company within a reasonable time after resignation or removal of the Trustee, any court of competent jurisdiction may appoint a successor, after such notice, if any, solely to the Company and the retiring Trustee, as such court may deem proper and suitable. The retiring Trustee will be furnished with written notice from the Company or the court, as the case may be, of the appointment of the successor, and will also be furnished with written evidence of the successor's acceptance of the trusteeship. Only then will the retiring Trustee cease to be such.

5.4 DUTIES ON SUCCESSION. Every successor Trustee accepting a trusteeship under this Agreement has all the right, title, powers, duties, exemptions, and limitations of the predecessor Trustee under this Agreement. No predecessor Trustee has any right, title, or interest in the Fund except as provided in this Section 5.4. The Trustee will, upon the appointment and acceptance of a successor Trustee, transfer and deliver the assets of the Fund to the successor, after reserving such reasonable amount as it deems necessary to provide for its fees and expenses and any sums chargeable against the Fund for which it may be liable. Any predecessor Trustee will do all acts necessary to vest title of record in the successor Trustee. If any assets in the Fund have been invested in a common or collective trust fund, the predecessor will cause such investment to be liquidated at the earliest practical time after notice has been given or received by the predecessor of the resignation or removal. No person becoming a Trustee under this Agreement will be in any way liable or responsible for anything done or omitted to be done by any Trustee prior to such person's acceptance of the trusteeship, nor will such person have any duty to examine the administration of the Trust prior to such acceptance.

5.5 CHANGES IN ORGANIZATION OF TRUSTEE. If any corporate trustee acting under this Agreement is merged with another corporation or association, or is succeeded by another corporation or association, through consolidation or otherwise, the acquiring corporation or association will thereupon become Trustee under this Agreement. If any corporate trustee acting under this Agreement sells and transfers substantially all of its assets and business to another corporation or association, the acquiring corporation or association will thereupon become Trustee under this Agreement. When authorized by statute or court order any corporate trustee acting hereunder may permit itself to be succeeded as such corporate trustee by another corporation or association in which case the acquiring corporation or association will thereupon become Trustee under this Agreement. In each case the acquiring corporation or association will be Trustee of the Trust as though specifically so named in this Agreement. Notwithstanding the foregoing provisions of this
Section 5.5, an acquiring corporation or association will become Trustee hereunder only if it has trust powers and is formed under the laws of the United States of America or any subdivision thereof.

                                 ARTICLE VI
                               MISCELLANEOUS

6.1 BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. Except as otherwise expressly permitted by the Plan or required by law, the interests of participants and their beneficiaries under the Plan or this Agreement may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly.

6.2 EVIDENCE. Evidence required of anyone under this Agreement may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable, and to be signed, made, or presented by the proper party.

6.3 DEALINGS OF OTHERS WITH TRUSTEE. No person (corporate or individual) dealing with the Trustee is required to see to the application of any money paid or property delivered to the Trustee or to determine whether the Trustee is acting pursuant to any authority granted to it under this Agreement.

6.4 INSURANCE COMPANY NOT PARTY. No insurance company that issues a contract held by the Trustee will be construed to be a party to this Agreement, nor will such insurance company have any responsibility for the validity of this Agreement. An insurance company to which an application may be submitted by the Trustee may accept such application and has no duty to make any investigation or inquiry regarding the authority of the Trustee to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

6.5 AUDITS. The Committee has the right to cause the books, records, and accounts of the Trustee that relate to the Trust to be examined and audited by independent auditors designated by the Committee at such times as the Committee may determine, and the Trustee will make such books, records, and accounts available for such purposes at all reasonable times.

6.6 SUCCESSOR COMPANY. If a successor to the Company or a purchaser of all or substantially all of the Company's assets elects to continue the Trust, such successor or purchaser will be substituted for the Company under this Agreement.

6.7 WAIVER OF NOTICE. Any notice required under this Agreement may be waived by the person entitled thereto.

6.8 HEADINGS. Headings at the beginning of articles and sections are for convenience of reference, will not be considered a part of this Agreement and will not influence its construction.

6.9  USE OF COMPOUNDS OF WORD "HERE".  Use of the words "hereof",
"herein", "hereunder", or similar compounds of the word "here" mean and refer to the entire Agreement unless the context clearly indicates otherwise.

6.10 CONSTRUED AS A WHOLE. The provisions of this Agreement will be construed as a whole in such manner as to carry out the provisions thereof and will not be construed separately without relation to the context.

6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original. Such counterparts will constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

                                 ARTICLE VII
                          AMENDMENT AND TERMINATION

7.1 NO DIVERSION. The Fund will be for the exclusive purpose of providing benefits to participants under the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of participants under the Plan or their beneficiaries. Notwithstanding the foregoing:

      (a) If any contribution or portion thereof is made by a Participating Employer by a mistake of fact, the Trustee will, upon written request of the Committee, return such contribution or portion thereof to the Participating Employer within one year after the payment of the contribution to the Trustee. However, earnings attributable to such contribution or portion thereof will not be returned to the Participating Employer but will remain in the Fund, and the amount returned to the Participating Employer will be reduced by any losses attributable to such contribution or portion thereof.

      (b) Contributions by a Participating Employer are conditioned upon initial qualification of the Plan as to such Participating Employer under section 401(a) of the Code. If the Plan receives an adverse determination letter with respect to such initial qualification, the Trustee will, upon written request of the Committee, return the amount of such contribution to the Participating Employer within one year after the date of denial of qualification of the Plan. For this purpose, the amount to be so returned will be the contributions actually made, adjusted for the investment experience of, and any expenses chargeable against, the portion of the Fund attributable to the contributions actually made.

      (c) Contributions by the Participating Employers are conditioned upon the deductibility of each contribution under section 404 of the Code. To the extent the deduction is disallowed, the Trustee will return such contribution (to the extent disallowed) to the Participating Employer within one year after the disallowance of the deduction. However, earnings attributable to such contribution (or disallowed portion thereof) will not be returned to the Participating Employer but will remain in the Trust Fund, and the amount returned to the Participating Employer will be reduced by any losses attributable to such contribution (or disallowed portion thereof). Return of non-deductible contributions will be made in accordance with the requirements of Revenue Procedure 90-49 or any other applicable regulations or procedures.

7.2 AMENDMENT. This Agreement may be amended at any time or from time to time and in any manner by written agreement of the Trustee and the Company, and the provisions of any such amendment may be made applicable to the Fund as constituted at the time of the amendment as well as to the part of the Fund subsequently acquired.

7.3 TERMINATION OF PLAN. If the Plan is terminated, this Trust will nevertheless continue in effect until the Fund has been distributed in accordance with the provisions of the Plan pursuant to directions under
Section 3.1(c).

7.4  TRANSFER TO OTHER FUNDING AGENCY.  If pursuant to directions under
Section 3.1(c), the entire Fund is transferred to a funding agency for the Plan that is not a trustee, this Trust will thereupon terminate.

      IN WITNESS WHEREOF, the Company and Trustee have caused this Agreement to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed as of the day and year first above written.


                                    NASH-FINCH COMPANY


(Corporate Seal)                    By_______________________________________
                                      Its____________________________________


                                    And______________________________________
                                      Its____________________________________



                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


(Corporate Seal)                    By_______________________________________
                                      Its____________________________________


                                    And______________________________________
                                      Its____________________________________

STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

On this _____ day of December, 1993, before me personally appeared ___________________________ and ______________________, to me personally known, who, being each by me duly sworn, did say that they are respectively the ______________________________ and _______________________ of NASH-FINCH
COMPANY, the corporation named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and they acknowledged said instrument to be the free act and deed of said corporation.



                                    Notary Public,_____________________________
                                    Hennepin County, Minnesota
                                    My commission expires______________________


STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

On this _____ day of December, 1993, before me personally appeared ___________________________ and ______________________, to me personally known, who, being each by me duly sworn, did say that they are respectively the _________________________________ and _______________________ of NORWEST
BANK MINNESOTA, NATIONAL ASSOCIATION, the national banking association named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said association, and that said instrument was signed and sealed in behalf of said association by authority of its Board of Directors, and they acknowledged said instrument to be the free act and deed of said association.



                                    Notary Public,_____________________________
                                    Hennepin County, Minnesota
                                    My commission expires______________________


This document was drafted by
OPPENHEIMER WOLFF & DONNELLY
3400 Plaza VII Building
45 South Seventh Street
Minneapolis, Minnesota 55402



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